COMBINED PROXY STATEMENT AND PROSPECTUS

FOR THE REORGANIZATION OF

Toreador Core Fund
 (a series of Unified Series Trust)

INTO

Toreador Core Fund
(a series of World Funds Trust)

and

STATEMENT OF ADDITIONAL INFORMATION

TO COMBINED PROXY STATEMENT AND PROSPECTUS

April 6, 2015

Toreador Core Fund

Toreador Research & Trading, LLC
c/o Huntington Asset Services, Inc.
2960 N. Meridian Street Suite 300
Indianapolis, Indiana 46208

April 6, 2015

Dear Shareholder,

We are sending this information to you because you are a shareholder of the Toreador Core Fund (the “Existing Fund”). We are pleased to announce that after careful consideration, Toreador Research & Trading, LLC, the Existing Fund’s investment adviser, recommends the reorganization of the Existing Fund into an identically-named, newly created series of World Funds Trust (the “New Fund”). The proposed reorganization will not result in a change in the investment adviser to the Existing Fund, or any change to the Existing Fund’s investment objective.

A Special Meeting of Shareholders of the Existing Fund is to be held at 10:00 a.m. Eastern Time on May 6, 2015, at 2960 N. Meridian Street, Suite 300, Indianapolis, Indiana 46208, where shareholders of the Existing Fund will be asked to vote on the reorganization of the Existing Fund into the New Fund. A Combined Proxy Statement and Prospectus (the “Proxy Statement”) regarding the meeting, a proxy card for your vote at the meeting, and a postage-prepaid envelope in which to return your proxy card are enclosed.

As explained in the enclosed information statement, upon satisfaction of the conditions set forth in the Agreement and Plan of Reorganization, your current Retail Class or Institutional Class shares in the Existing Fund will be exchanged for corresponding shares of the New Fund at the closing of the reorganization. Assuming that the parties comply with the terms of the Reorganization Agreement and supply appropriate representation letters, the exchange will be a tax-free reorganization. You may purchase and redeem shares of the Existing Fund in the ordinary course until the last business day before the closing. Purchase and redemption requests received after that time will be treated as purchase and redemption requests for shares of the New Fund received in connection with the reorganization.

It is anticipated that, following the reorganization, the New Fund’s net total annual operating expense ratio (after fee waivers and expense reimbursements) will be the same as the Existing Fund’s current net total annual operating expense ratio (after fee waivers and expense reimbursements) as a result of Toreador’s obligation to cap Fund expenses. It is anticipated that the total operating expenses of the New Fund (before fee waivers and expense reimbursements) will be lower than those of the Existing Fund. As a result, the amount that Toreador Research & Trading, LLC, the Fund’s investment adviser, will be required to waive and/or reimburse would be reduced. No sales loads, commissions or other transactional fees will be imposed on shareholders in connection with the reorganization. Toreador Research & Trading, LLC and Commonwealth Fund Services, Inc. and Commonwealth Shareholder Services, Inc., and not the Funds, will pay all expenses in connection with the reorganization, including the costs relating to the Special Meeting and Proxy Statement.

Shareholders of the Existing Fund will vote on the reorganization of the Existing Fund into the identically-named New Fund. If Existing Fund shareholders approve the reorganization and certain closing conditions are met, the reorganization is expected to take effect on or about May 8, 2015. At that time, the Retail Class or Institutional Class shares of the Existing Fund that you currently own would, in effect, be exchanged on a tax-free basis for corresponding shares of the identically-named New Fund with the same aggregate net asset value as that of your Existing Fund Retail Class or Institutional Class shares at the time of the reorganization, as follows:

Unified Series Trust	World Funds Trust
Toreador Core Fund	Toreador Core Fund

The Board of Trustees of the Existing Fund has approved the proposed reorganization, at the request of Toreador Research & Trading, LLC, subject to approval by the Existing Fund’s shareholders.

More information on the New Fund, reasons for the proposed reorganization and projected benefits of the reorganization are contained in the enclosed Proxy Statement. You should review the Proxy Statement carefully and retain it for future reference. Shareholder approval is required to effect the reorganization, which is expected to close on or about May 8, 2015.

Sincerely,

Rafael Resendes
Managing Director
Toreador Research & Trading, LLC

UNIFIED SERIES TRUST
Toreador Core Fund

c/o Huntington Asset Services, Inc.
2960 N. Meridian Street, Suite 300
Indianapolis, Indiana 46208

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD May 6, 2015

To the Shareholders of the Toreador Core Fund:

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the “Special Meeting”) of the Toreador Core Fund (the “Existing Fund”) is to be held at 10:00 a.m. Eastern Time on Wednesday, May 6, 2015, at Huntington Asset Services, Inc., 2960 N. Meridian Street, Suite 300, Indianapolis, Indiana 46208. At the Special Meeting, Existing Fund shareholders will consider a proposal to approve the Agreement and Plan of Reorganization (the “Plan”) pursuant to which the Existing Fund will transfer that portion of its assets attributable to each class of its shares (in aggregate, all of its assets) to an identically named, newly-created series of World Funds Trust (the “New Fund”), as indicated below, in exchange for shares of the corresponding class of the New Fund and the assumption by the New Fund of all of the liabilities of the Existing Fund (the “Reorganization”). Shares of the New Fund will be distributed proportionately to shareholders of the corresponding class of the Existing Fund.

Unified Series Trust – Toreador Core Fund (the Existing Fund)	World Funds Trust – Toreador Core Fund (the New Fund)
Toreador Core Fund	Toreador Core Fund

Those present and the appointed proxies also will transact such other business, if any, as may properly come before the Special Meeting or any adjournments or postponements thereof. Shareholders of record of the shares of beneficial interest in the Existing Fund as of the close of business on March 31, 2015, are entitled to vote on the Reorganization of the Existing Fund at the Special Meeting or any adjournments or postponements thereof.

If the necessary quorum to transact business is not obtained at the Special Meeting or if a quorum is obtained, but sufficient votes required to approve the Plan are not obtained, the persons named as proxies on the enclosed proxy card may propose one or more adjournments of the Special Meeting to permit, in accordance with applicable law, further solicitation of proxies with respect to the proposal. Whether or not a quorum is present, any such adjournment as to a matter will require the affirmative vote of the holders of a majority of the shares represented at that meeting, either in person or by proxy. The meeting may be held as adjourned within a reasonable time after the date set for the original meeting without further notice unless a new record date is established for the adjourned meeting and the adjourned meeting is held more than 60 days from the date set for the original meeting. The persons designated as proxies may use their discretionary authority to vote on questions of adjournment and on any other proposals raised at the Special Meeting to the extent permitted by the proxy rules of the Securities and Exchange Commission (the “SEC”), including proposals for which timely notice was not received, as set forth in the SEC’s proxy rules.

By order of the Board of Trustees of Unified Series Trust,

John C. Swhear, President
April 6, 2015

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to be Held on May 6, 2015 or any adjournment or postponement thereof. This Notice and Combined Proxy Statement and Prospectus are available on the internet at www.proxyonline.com/docs/toreador2015.pdf . On this website, you will be able to access this Notice, the Combined Proxy Statement and Prospectus, any accompanying materials and any amendments or supplements to the foregoing material that are required to be furnished to shareholders. We encourage you to access and review all of the important information contained in the proxy materials before voting.

IMPORTANT — To vote you may use any of the following methods:

MAIL: Please mark, sign, and date the enclosed proxy card and promptly return it in the enclosed, postage-paid envelope. BE SURE TO SIGN EACH CARD BEFORE MAILNG IT.

PHONE: Please call the toll-free number on your proxy card. Enter the control number on your proxy card and follow the instructions.

INTERNET: Visit the web site shown on your proxy card. Enter the control number on your proxy card and follow the instructions.

If you have any questions regarding the proposal or the Proxy Statement, please do not hesitate to call toll-free 1.866.521.4424. Representatives will be available Monday through Friday 9:00 a.m. to 10:00 p.m. Eastern time.

You also may vote in person at the time and at the address indicated on your proxy card. Your prompt vote may save the Existing Fund the necessity of further solicitations to ensure a quorum at the Special Meeting.

UNIFIED SERIES TRUST
Toreador Core Fund

Huntington Asset Services, Inc.
2960 N. Meridian Street, Suite 300
Indianapolis, Indiana 46208

QUESTIONS AND ANSWERS

YOUR VOTE IS VERY IMPORTANT!

Dated: April 6, 2015

Question: What is this document and why did you send it to me?

Answer: The attached document is a proxy statement for the Toreador Core Fund (the “Existing Fund”), and a prospectus for shares of the new Toreador Core Fund (the “New Fund”), a newly created series of World Funds Trust. The purpose of this Combined Proxy Statement and Prospectus (the “Proxy Statement”) is to solicit votes from shareholders of the Existing Fund to approve the proposed reorganization of the Existing Fund into the New Fund (the “Reorganization”) as described in the Agreement and Plan of Reorganization between Unified Series Trust (“UST”) and World Funds Trust on behalf of the Existing Fund (the “Plan”).

The Proxy Statement contains information that shareholders of the Existing Fund should know before voting on the Reorganization. The Proxy Statement should be reviewed and retained for future reference.

Question: What is the purpose of the Reorganization?

Answer: The primary purpose of the Reorganization is to move your Existing Fund from its existing multi-series trust to another multi-series trust – World Funds Trust – which offers a lower cost operating structure. Toreador Research & Trading, LLC (“Toreador”), the investment adviser to the Existing Fund, has negotiated services for Third Party Service Arrangements within World Funds Trust for the New Fund that it believes are more favorable than those currently in place for the Existing Fund within the UST. Toreador also advises another mutual fund that is a series of World Funds Trust, and believes that having both of the mutual funds it advises as series of the same Trust may help in the marketing of the funds. Following the Reorganization, third party service providers for the New Fund will be: Commonwealth Fund Services, Inc. (transfer agent and dividend disbursing agent), Commonwealth Shareholder Services, Inc. (administration and fund accountant) (collectively, the “Commonwealth Companies”, Fifth Third Bank (custodian), and First Dominion Capital Corp. (distribution). The New Fund will be overseen by a different Board of Trustees.

Toreador, the investment adviser to the Existing Fund and the New Fund, believes that, following the proposed Reorganization, the New Fund’s net expense ratio (after fee waivers and expense reimbursements) will be the same as the Existing Fund’s current net expense ratio (after fee waivers and expense reimbursements). It is anticipated that the total operating expense of the New Fund (before fee waivers and expense reimbursements) will be lower than those of the Existing Fund. As a result, the amount that Toreador Research & Trading, LLC, the Fund’s investment adviser, will be required to waive and/or reimburse would be reduced.

Toreador recommends that the Existing Fund be reorganized as series of World Funds Trust.

Question: How will the Reorganization work?

Answer: In order to reorganize the Existing Fund as a series of World Funds Trust, a new fund with the same investment adviser, investment objective and investment strategies as the Existing Fund, referred to as the “New Fund”, has been created as a new series of World Funds Trust. If shareholders of the Existing Fund approve the Plan, the Existing Fund will transfer that portion of its assets attributable to each class of its shares (in aggregate, all of its assets) to the New Fund in return for shares of each corresponding class of the New Fund and the New Fund’s assumption of the Existing Fund’s liabilities. The Existing Fund will then distribute the shares it receives from the New Fund to shareholders of the applicable class of the Existing Fund in liquidation of the Existing Fund in proportion to their

i

holdings in such class of the Existing Fund’s shares. For example, holders of Retail Class shares of the Existing Fund will receive Retail Class shares of the New Fund with the same aggregate net asset value as their Existing Fund Retail Class shares at the time of the Reorganization.

Please refer to the Proxy Statement for a detailed explanation of the proposal. If the Plan is approved by shareholders of the Existing Fund at the Special Meeting of Shareholders (the “Special Meeting”), the Reorganization presently is expected to be effective on or about May 8, 2015.

Question: How will the Reorganization affect me as a shareholder?

Answer : If you are a shareholder of the Existing Fund, you will become a shareholder of the same class of shares of the New Fund. The shares of the New Fund that you receive immediately following the Reorganization will be of the same class and have a total net asset value equal to the total net asset value of the shares you held in the Existing Fund as of the closing date of the Reorganization. The Reorganization will not affect the value of your investment at the time of the Reorganization. The Existing Fund’s Reorganization is expected to be tax-free to the Existing Fund and its shareholders.

The Reorganization will not shift day-to-day portfolio management responsibility. By engaging Toreador to manage the New Fund, the current investment adviser to the Existing Fund will continue to use the same portfolio management team that has been responsible for managing the Existing Fund since its inception. The investment objective and strategies of the New Fund will be identical to those of the Existing Fund. With regard to the investment objective of long-term capital appreciation, each Fund allows this objective to be changed by the Board without shareholder approval. However, the New Fund requires that shareholders be given at least 60 days advance notice of such change while the Existing Fund has no such requirement.

The Reorganization will affect certain service providers to the Existing Fund as follows:

Service Providers	Existing Fund, a series of Unified Series Trust	New Fund, a series of World Funds Trust
Investment Adviser	Toreador Research & Trading, LLC	No Change – Toreador Research & Trading, LLC
Distributor & Principal Underwriter	Unified Financial Securities, Inc.	Change – First Dominion Capital Corp.
Custodian	Huntington National Bank	Change – Fifth Third Bank
Transfer Agent & Dividend Disbursing Agent	Huntington Asset Services, Inc.	Change – Commonwealth Fund Services, Inc.
Accounting Agent	Huntington Asset Services, Inc.	Change – Commonwealth Shareholder Services, Inc.
Administrator	Huntington Asset Services, Inc.	Change – Commonwealth Shareholder Services, Inc.

The Reorganization will move the assets of the Existing Fund from UST, an Ohio business trust, to the New Fund, a series of World Funds Trust, a Delaware statutory trust. In conjunction therewith, the New Fund will operate under the supervision of a different Board of Trustees. The differences between an Ohio business trust and a Delaware statutory trust are negligible with respect to operation of the Funds. The most significant difference between the two Trusts is that each is overseen by a different Board. Differences between the two organizational structures (i.e., an Ohio business trust and a Delaware statutory trust) are discussed under “Form of Organization” on page 17 of the Proxy Statement.

Question: Who will manage the New Fund?

Answer: Toreador will continue to be responsible for overseeing the management of the New Fund, and the portfolio managers who are primarily responsible for the day-to-day portfolio management of the Existing Fund will continue to manage the New Fund. Toreador is a Delaware limited liability company and has been serving as the investment adviser to the Existing Fund since its inception on June 2, 2006. As of November 30, 2014, Toreador had approximately $207 million in assets under management.

Question: How will the Reorganization affect the fees and expenses I pay as a shareholder of the Toreador Core Fund?

Answer: It is anticipated that the New Fund’s operating expenses following the Reorganization will be slightly lower than the Existing Fund’s current operating expenses. However, as a result of Toreador’s obligation to cap the Existing Fund’s and the New Fund’s operating expenses, as described below, the Existing Fund’s and the New Fund’s net expense ratios (after fee waivers/expense reimbursements) are expected to be the same.

Toreador has contractually agreed to waive its management fee and/or reimburse expenses for the Existing Fund so that the Existing Fund’s total annual fund operating expenses (excluding brokerage fees and commissions; fees paid pursuant to the Administrative Services Plan (Retail Class only); borrowing costs; taxes; any indirect expenses (such as acquired fund fees and expenses); and extraordinary litigation expenses) do not exceed 0.95% of the average daily net assets of each share class of the Existing Fund through August 31, 2015, subject to Toreador’s right to recoup reimbursements on a rolling three-year basis so long as the reimbursement would not exceed the 0.95% cap. If the Reorganization is approved, shareholders of the Existing Fund are also approving the ability of Toreador to recoup amounts waived or expenses reimbursed for the Existing Fund.

Toreador has agreed to continue this expense cap agreement for the New Fund through August 31, 2016 on similar terms as the Existing Fund’s expense cap agreement.

Question: Will the Reorganization result in any taxes?

Answer: Neither the Existing Fund nor its shareholders are expected to recognize any gain or loss for federal income tax purposes as a direct result of the Reorganization. Assuming that the parties comply with the terms of the Reorganization Agreement and supply appropriate representation letters, UST and World Funds Trust will receive an opinion that the transaction is a tax-free reorganization. Shareholders should consult their tax advisor about possible state and local tax consequences of the Reorganization, if any, because the information about tax consequences in this document relates to the federal income tax consequences of the Reorganization only.

Question: Will I be charged a sales charge or contingent deferred sales charge (CDSC) as a result of the Reorganization?

Answer: No sales loads, commissions or other transactional fees will be imposed on shareholders in connection with the Reorganization.

Question: Why do I need to vote?

Answer: Your vote is needed to ensure that a quorum and sufficient votes are present at the Special Meeting so that the proposal to approve the Plan can be acted upon. Your immediate response on the enclosed Proxy Card will help prevent the need for any further solicitations for a shareholder vote. Your vote is very important to us regardless of the number of shares you own.

Question: How does UST’s Board of Trustees (the “Board”) recommend that I vote?

Answer: After careful consideration and based upon Toreador’s recommendation, the Board recommends that shareholders vote “FOR” the Plan.

Question: Who is paying for expenses related to the Special Meeting and the Reorganization?

Answer: The Commonwealth Companies and Toreador, and not the Funds, will pay all expenses in connection with the Reorganization, including the costs relating to the Special Meeting and the Proxy Statement.

Question: What will happen if the Plan is not approved by shareholders?

Answer: If shareholders of the Existing Fund do not approve the Plan, the Reorganization will not take effect and the Board of Trustees will take such action as it deems to be in the best interests of the Existing Fund and its shareholders, including continuing the Existing Fund within UST.

Question: How do I vote my shares?

Answer: You can vote your shares by mail, telephone or internet by following the instructions on the enclosed proxy card. You may also vote your shares in person by personally attending the meeting on May 6, 2015 at the offices of Huntington Asset Services, Inc., 2960 N. Meridian Street, Suite 300, Indianapolis, Indiana 46208.

Question: Who do I call if I have questions?

Answer: If you have any questions about the Reorganization, Plan, this Proxy Statement or the proxy card, please do not hesitate to call 1-800-343-5902.

COMBINED PROXY STATEMENT/PROSPECTUS

April 6, 2015

FOR THE REORGANIZATION OF

Toreador Core Fund
(a series of Unified Series Trust)

c/o Huntington Asset Services, Inc.
2960 N. Meridian Street, Suite 300
Indianapolis, Indiana 46208
(800) 343-5902

IN EXCHANGE FOR SHARES OF

Toreador Core Fund
(a series of World Funds Trust)

c/o Commonwealth Shareholder Services, Inc.
8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235
(800) 673-0550

          This Combined Proxy Statement and Prospectus (the “Proxy Statement”) is a proxy statement for the Existing Fund (as defined below) and a prospectus for the New Fund (as defined below). This Proxy Statement contains information you should know before voting on the following proposal with respect to the Existing Fund, as indicated below. Please read this Proxy Statement and keep it for future reference.

Proposal: To approve the Agreement and Plan of Reorganization (the “Reorganization Agreement”) by and among Unified Series Trust (“UST”), on behalf of its series Toreador Core Fund (the “Existing Fund”), World Funds Trust, on behalf of its series Toreador Core Fund (the “New Fund”), Toreador Research & Trading, LLC (“Toreador”), and Commonwealth Companies. Under the Reorganization Agreement, the Existing Fund will transfer that portion of its assets attributable to each class of its shares (in aggregate, all of its assets) to the New Fund in exchange for shares of each corresponding class of the New Fund and the assumption by the New Fund of all of the liabilities of the Existing Fund. Shares of the New Fund will be distributed proportionately to shareholders of the relevant class of the Existing Fund.

          The Proposal will be considered at a special meeting of shareholders (“Special Meeting”) to be held at the offices of Huntington Asset Services, Inc., 2960 N. Meridian Street, Suite 300, Indianapolis, Indiana 46208 on Wednesday, May 6, 2015, at 10:00 a.m. Eastern Time.

          UST is an open-end management investment company organized as an Ohio business trust. World Funds Trust is an open-end management investment company organized as a Delaware statutory trust. Toreador is the investment adviser to the Existing Fund and will be responsible for providing investment advisory and portfolio management services to the New Fund following the Reorganization. The Board of Trustees of UST (the “Board”) recommends that shareholders approve the Reorganization.

          If you need additional copies of this Proxy Statement, please contact the Existing Fund at (800) 343-5902 or in writing at Toreador Research & Trading, LLC, c/o Huntington Asset Services, Inc., 2960 N. Meridian Street, Suite 300, Indianapolis, Indiana 46208. Additional copies of this Proxy Statement will be delivered to you promptly upon request.
For a free copy of the Existing Fund’s annual report for the fiscal year ended April 30, 2014, or its most recent semi-annual report, please contact Huntington Asset Services, Inc., 2960 N. Meridian Street, Suite 300, Indianapolis, Indiana 46208 or call (800) 343-5902.

How the Reorganization Will Work:

•
The Existing Fund will transfer all of its assets to the New Fund in exchange for shares of the New Fund (the “Reorganization Shares”) and the assumption by the New Fund of all of the Existing Fund’s liabilities.

•
The New Fund will issue Reorganization Shares with an aggregate net asset value equal to the aggregate value of the assets that it receives from the Existing Fund, less the liabilities it assumes from the Existing Fund. Each class of Reorganization Shares will be distributed to the shareholders of the corresponding class of the Existing Fund (in liquidation of the Existing Fund) in proportion to their holdings in such class of the Existing Fund. For example, holders of Retail Class shares of the Existing Fund will receive Retail Class shares of the New Fund with the same aggregate net asset value as their Existing Fund Retail Class shares at the time of the Reorganization. Shareholders will not pay any sales charge in connection with the receipt or distribution of Reorganization Shares.

•	After the Reorganization is complete, Existing Fund shareholders will be shareholders of the New Fund, and the Existing Fund will be dissolved.

          Toreador and the Board of Trustees of UST (the “Board”) carefully considered the proposed Reorganization, and, after careful consideration, the Board approved the Reorganization based on Toreador’s recommendation. A copy of the form of the Reorganization Agreement is attached to this Proxy Statement as Appendix A. As further described later in this Proxy Statement, the Reorganization Agreement is required to be approved by a majority of the outstanding shares of the Existing Fund, as defined under the Investment Company Act of 1940, as amended (the “1940 Act”). Accordingly, shareholders of the Existing Fund are being asked to vote on and approve the Reorganization Agreement.

          The Existing Fund’s Prospectus dated August 28, 2014 and Annual Report to Shareholders for the fiscal year ended April 30, 2014, containing audited financial statements, have been previously mailed to shareholders. Copies of these documents are available upon request and without charge by writing to UST, through the Internet at www.toreadorfunds.com, or by calling (800) 343-5902.

          The following documents have been filed with the U.S. Securities and Exchange Commission (the “SEC”) and are incorporated by reference in this Proxy Statement:

•
The Prospectus and Statement of Additional Information for the Existing Fund dated August 28, 2014, is incorporated by reference to Post-Effective Amendment No. 310 to UST’s Registration Statement on Form N-1A (File No. 811-21237), filed with the SEC on August 28, 2014.

•
The Report of the Independent Registered Public Accounting Firm for and audited financial statements of the Existing Fund, is incorporated by reference to the Annual Report of the Existing Fund for the fiscal year ended April 30, 2014, filed on Form N-CSR (File No. 811-21237) with the SEC on July 3, 2014.

•
The unaudited financial statements of the Existing Fund are incorporated by reference to the Semi-Annual Report of the Existing Fund for the six-month fiscal period ended October 31, 2014, filed on Form N-CSR (File No. 811-21237) with the SEC on January 2, 2015.

          This Proxy Statement will be mailed on or about April 10, 2015 to shareholders of record of the Existing Fund as of March 31, 2015 (the “Record Date”).

          Copies of these materials and other information about World Funds Trust, the Existing Fund and the New Fund are available upon request and without charge by writing to the address below or by calling the telephone numbers listed as follows:

For inquiries regarding the Existing Fund:	For inquiries regarding the New Fund:

Toreador Core Fund c/o Huntington Asset Services, Inc. 2960 N. Meridian Street, Suite 300 Indianapolis, Indiana 46208 (800) 343-5902 http://www.toreadorfunds.com	Toreador Core Fund c/o Commonwealth Shareholder Services, Inc. 8730 Stony Point Parkway, Suite 205 Richmond, Virginia 23235 (800) 673-0550 http://www.theworldfundstrust.com

Shareholder approval is required to effect the Reorganization. The Special Meeting is scheduled for May 6, 2015. If you are unable to attend the Special Meeting, please complete and return the enclosed Proxy Card by May 6, 2015.

The SEC has not approved or disapproved the New Fund’s shares to be issued in the Reorganization nor has it passed on the accuracy or adequacy of this Proxy Statement. Any representation to the contrary is a criminal offense.

_____________________________________

Table of Contents

SUMMARY	5

REORGANIZATION PROPOSAL	5

INFORMATION ABOUT THE REORGANIZATION	19

ADDITIONAL INFORMATION ABOUT THE REORGANIZATION	23

VOTING INFORMATION	29

INFORMATION ABOUT THE EXISTING FUND AND NEW FUND	30

LEGAL MATTERS	31

EXPERTS	31

OTHER MATTERS	31

Appendix A	A-1

Appendix B	B-1

Appendix C	C-1

Appendix D	D-1

SUMMARY

          This Proxy Statement is being used by the Existing Fund to solicit proxies to vote at the Special Meeting. The following is a summary of more complete information appearing later in this Proxy Statement or incorporated herein. You should read carefully the entire Proxy Statement, including the Reorganization Agreement for the Existing Fund, the form of which is attached as Appendix A, because it contains details that are not in the summary.

          Under the Reorganization Agreement, the Existing Fund would be reorganized into a newly created series of World Funds Trust, a Delaware statutory trust (the “Reorganization”). The New Fund was created solely for the purpose of acquiring and carrying on the business of the Existing Fund and will not engage in any operations prior to the Reorganization other than in connection with organizational activities. If shareholders of the Existing Fund approve the Reorganization Agreement, the Existing Fund will transfer all of its assets to the New Fund in exchange for shares of the New Fund (referred to as the Reorganization Shares) and the New Fund’s assumption of the Existing Fund’s liabilities. The Reorganization Agreement further provides that the Existing Fund will then distribute each class of Reorganization Shares received from the New Fund to the shareholders of the corresponding class of the Existing Fund in proportion to their holdings in such class of the Existing Fund. For example, holders of Retail Class shares of the Existing Fund will receive Retail Class shares of the New Fund with the same aggregate net asset value as their Existing Fund Retail Class shares at the time of the Reorganization. The Reorganization, if approved by shareholders, is expected to take place on May 8, 2015, although that date may be adjusted in accordance with the terms of the Reorganization Agreement.

          The Reorganization is expected to be a tax-free reorganization for federal income tax purposes under Section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended (the “Code”). For information on the tax consequences of the Reorganization, see the section titled “Information about the Reorganization – Federal Income Tax Consequences” in this Proxy Statement.

          The Board has fixed the close of business on March 31, 2015 as the record date for the determination of shareholders entitled to receive notice of and to vote at the Special Meeting and any adjournments thereof. In considering whether to approve the Reorganization, you should review the information in this Proxy Statement.

REORGANIZATION PROPOSAL

Comparison of the Existing Fund’s and the New Fund’s Investment Objectives, Strategies and Risks.

          The Existing Fund and the New Fund have identical investment objectives and strategies, which are presented below. The New Fund has been created as a new series of World Funds Trust solely for the purpose of acquiring the Existing Fund’s assets and continuing its investment business and will not conduct any investment operations until after the closing of the Reorganization. For a comparison of the Existing Fund’s and the New Fund’s investment limitations, please see the section “Additional Information about the Existing Fund and the New Fund—Comparison of Investment Limitations,” below.

Investment Objective

          The Existing Fund and the New Fund share the same investment objective: long-term capital appreciation. For both the Existing Fund and the New Fund, this investment objective may be changed by the Board without shareholder approval. The New Fund requires that shareholders be given at least 60 days advance notice if the New Fund decides to change its investment objective, while the Existing Fund has no such requirement.

Principal Investment Strategies

          The principal investment strategies and processes of the Existing Fund and the New Fund (in this section, collectively, the “Fund”) are identical and are as follows:

          The Fund invests primarily in equity securities of U.S. and foreign large cap companies of a size similar to those in either the S&P 500© Index or the Russell 1000© Index. As of May 31, 2014, the Russell 1000 Index was composed of companies having market capitalizations of between $2.20 billion and $545 billion. As of February 27,

2015, the S&P 500 was composed of companies having market capitalizations of between $2.96 billion and $753.4 billion. In choosing investments, Toreador, typically selects large cap equity securities that it believes offer superior return potential and may consider, among other factors, a company’s valuation, projected future earnings, growth potential, recent performance, and business strategy.

          The Fund seeks to diversify its investments across a broad spectrum of economic sectors in an attempt to reduce portfolio volatility and investment risk without sacrificing potential returns. In selecting securities within a particular economic sector, Toreador’s goal is to identify companies that it believes have the potential for superior performance within each sector.

          The Fund may also invest in small- and mid-cap companies, convertible securities, preferred stocks, and other investment companies (including exchange-traded funds, (“ETFs”)). The Fund may use options in order to hedge its portfolio, to manage risk or to obtain market exposure.

          Toreador will typically sell a company from the Fund’s portfolio when the trading price of the company’s stock exceeds Toreador’s estimate of the company’s fundamental value and/or there are other companies that Toreador believes offer greater investment potential.

Temporary Strategies

          Both the Existing Fund and the New Fund (in this section, collectively, the “Fund”) may use the same temporary strategies, as follows:

          From time to time, the Fund may take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies, in attempting to respond to adverse market, economic, political or other conditions. For example, the Fund may hold up to 100% of its assets in cash, short-term U.S. government securities, other investment companies including money market funds and exchange-traded funds, investment grade fixed income securities, or repurchase agreements. To the extent consistent with the Fund’s principal strategies as described above, the Fund may also invest in such instruments at any time to maintain liquidity or pending selection of investments in accordance with its investment strategies. As a result of engaging in these temporary measures, the Fund may not achieve its investment objective.

Principal Risks

          A discussion regarding certain principal risks of investing in the Existing Fund and the New Fund is set forth below. Because the New Fund will be managed by the investment adviser to the Existing Fund using the same investment objective and strategies as the Existing Fund, and because, if the Reorganization of the Existing Fund is completed, the New Fund will obtain the portfolio of the Existing Fund, the Existing Fund’s and the New Fund’s principal risks are the same.

          All investments involve risks, and neither the Existing Fund nor the New Fund (in this section, collectively, the “Fund”) can guarantee that it will achieve its investment objective. As with any mutual fund investment, the Fund’s returns and share price will fluctuate, and you may lose money by investing in the Fund. Below are some of the specific risks of investing in the Fund.

          Market Risk – The value of securities in the Fund’s portfolio will fluctuate and, as a result, the Fund’s share price may decline suddenly or over a sustained period of time. The equity securities purchased by the Fund may involve large price swings and potential for loss.

          Management Risk – The strategies used by Toreador may fail to produce the intended result.

          Large Cap Risk – Larger, more established companies may be unable to attain the high growth rates of successful, smaller companies during periods of economic expansion.

          Investment Company Securities Risk – When the Fund invests in other investment companies, including ETFs, it indirectly bears its proportionate share of fees and expenses paid by the underlying fund, which results in higher Fund expenses. The Fund may be affected by losses of underlying funds and the level of risk arising from their investment practices. ETFs are subject to additional risks, such as the fact that an ETF’s shares may trade at a market price that is above or below its net asset value or an active market may not develop for shares of the ETF.

          Foreign Securities Risk – In addition to credit and market risk, investments in foreign securities involve sovereign risk, which includes fluctuations in foreign exchange rates, future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws or restrictions. There may be less publicly available information about a foreign company than about a U.S. company, and accounting, auditing and financial reporting standards and requirements may not be comparable.

          Preferred Stock Risk – Preferred stocks rated in the lowest categories of investment grade have speculative characteristics.

          Portfolio Turnover Risk – The Fund may, at times, have a portfolio turnover rate that is higher than other stock funds, which may result in increased brokerage and other expenses or higher current realization of capital gains and a potentially larger current tax liability.

          Options Risk – To the extent the Fund enters into an options transaction for hedging purposes, imperfect correlation between the options and securities markets may detract from the effectiveness of the attempted hedging.

          Derivatives Risk – A small investment in derivatives (including options) could have a potentially large impact on the Fund’s performance; certain gains or losses could be amplified, increasing movements in the share price of the Fund. The use of derivatives involves the risk that changes in the value of a derivative held by the Fund may not correlate with the Fund’s other investments.

Performance:

          The bar chart below shows how the Existing Fund’s investment results have varied from year to year since the Fund’s inception as represented by the performance of Retail Class shares (the share class with the longest performance record). The performance of Institutional Class shares will differ due to differences in expenses. The table below shows how the Existing Fund’s average annual total returns compare over time to those of a broad-based securities market index. This information provides some indication of the risks of investing in the Existing Fund or the New Fund. Past performance of the Existing Fund is not necessarily an indication of how the Existing Fund or New Fund will perform in the future. The New Fund has no performance history, as it will not commence investment operations until after the Reorganization is completed. Following the Reorganization, the New Fund will assume the performance information of the Existing Fund, and will be subject to the same risks.

Existing Fund’s Retail Class Annual Total Returns
(for periods ended December 31)

During the period shown in the bar chart, the highest return for a quarter was 17.41% during the quarter ended September 30, 2009, and the lowest return for a quarter was -24.47% during the quarter ended December 31, 2008.

Existing Fund’s Average Annual Total Returns
(for periods ended December 31, 2014)

Return Before Taxes	One Year	Five Years	Since Inception*

Retail Class shares	13.40%	14.51%	6.94%
Institutional Class shares	13.78%	14.78%	15.90%

Return After Taxes – Retail Class Shares	One Year	Five Years	Since Inception*

Return After-Taxes on Distributions	11.02%	13.35%	6.30%
Return After-Taxes on Distributions and Sale of Fund Shares	8.63%	11.46%	5.45%
Russell 1000 Index (reflects no deduction for fees, expenses or taxes)	13.24%	15.64%	8.08% (June 2, 2006)
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	13.69%	15.45%	8.08% (June 2, 2006)

*Retail Class shares commenced operations on June 2, 2006. Institutional Class shares commenced operations on September 1, 2009.

After-tax returns are shown for the Retail Class only. After-tax returns for the Institutional Class will vary. After-tax returns are calculated using the historical highest individual federal income tax rates in effect and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). The index returns presented above assume reinvestment of all distributions and exclude the effect of taxes and fees (if expenses and taxes were deducted, the actual returns of the Indices would be lower).

Comparison of Shareholder Fees and Annual Fund Operating Expenses

The following tables describe the expenses that you may pay if you buy and hold shares of the Existing Fund compared to the New Fund. These fees and expenses are based on expenses incurred by the Existing Fund during its most recently completed fiscal year.

Each of the Existing Fund and the New Fund offer Retail Class and Institutional Class shares sold at net asset value, without an initial sales charge.

Retail Class

SHAREHOLDER FEES (Fees Paid Directly From Your Investments)	Fund	New Fund(pro forma)
Redemption Fee (as a percentage of the amount redeemed within 60 days of purchase)	2.00%	2.00%
Maximum deferred sales charge (load) (as a percentage of the NAV at the time of purchase	None	None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)	Fund	New Fund(pro forma)
Advisory Fee	0.90%	0.90%
Distribution (12b-1) Fees	None	None
Other Expenses	0.68%	0.42%[1]
Acquired Fund Fees and Expenses	0.01%	0.01%
Total Annual Fund Operating Expenses	1.59%[2]	1.33%[3]

Less Fee Waivers and/or Expense Reimbursements	(0.38%)	(0.12%)
Net Expenses	1.21%	1.21%

1.	Estimated for the New Fund’s initial fiscal year of operations after the Reorganization. The expenses have been restated based on contractual arrangements with new service providers.

2.
Toreador contractually has agreed to waive its management fee and/or reimburse expenses so that total annual Fund operating expenses (excluding brokerage fees and commissions; fees paid pursuant to the Administrative Services Plan (Retail Class only); borrowing costs, such as (a) interest and (b) dividend expenses on securities sold short; taxes; any indirect expenses, such as acquired fund fees and expenses; any 12b-1 fees, and extraordinary litigation expenses) do not exceed 0.95% of the Fund’s average daily net assets through August 31, 2015, subject to Toreador’s right to recoup reimbursements on a rolling three-year basis so long as the reimbursement would not exceed the 0.95% cap. This expense cap may not be terminated prior to this date except by the Board of Trustees of UST.

3.
Toreador contractually has agreed to waive its management fee and/or reimburse expenses so that total annual Fund operating expenses (excluding brokerage fees and commissions; fees paid pursuant to the Administrative Services Plan (Retail Class only); borrowing costs, such as (a) interest and (b) dividend expenses on securities sold short; taxes; any indirect expenses, such as acquired fund fees and expenses; any 12b-1 fees, and extraordinary litigation expenses) do not exceed 0.95% of the Fund’s average daily net assets through August 31, 2016, subject to Toreador’s right to recoup reimbursements on a rolling three-year basis so long as the reimbursement would not exceed the 0.95% cap. This expense cap may not be terminated prior to this date except by the Board of Trustees of World Funds Trust.

Institutional Class

SHAREHOLDER FEES (Fees Paid Directly From Your Investments)	Fund	New Fund (pro forma)
Redemption Fee (as a percentage of the amount redeemed within 60 days of purchase)	2.00%	2.00%
Maximum deferred sales charge (load) (as a percentage of the NAV at the time of purchase	None	None

ANNUAL FUND OPERATING EXPENSES(expenses that you pay each year as a percentage of the value of your investment)	Fund	New Fund(pro forma)
Advisory Fee	0.90%	0.90%
Distribution (12b-1) Fees	None	None
Other Expenses	0.43%	0.17%[1]
Acquired Fund Fees and Expenses	0.01%	0.01%
Total Annual Fund Operating Expenses	1.34%[2]	1.08%[3]

Less Fee Waivers and/or Expense Reimbursements	(0.38%)	(0.12%)
Net Expenses	0.96%	0.96%

1.	Estimated for the New Fund’s initial fiscal year of operations after the Reorganization. The expenses have been restated based on contractual arrangements with new service providers.

2.
Toreador contractually has agreed to waive its management fee and/or reimburse expenses so that total annual Fund operating expenses (excluding brokerage fees and commissions; fees paid pursuant to the Administrative Services Plan (Retail Class only); borrowing costs, such as (a) interest and (b) dividend expenses on securities sold short; taxes; any indirect expenses, such as acquired fund fees and expenses; any 12b-1 fees, and extraordinary litigation expenses) do not exceed 0.95% of the Fund’s average daily net assets through August 31, 2015, subject to Toreador’s right to recoup reimbursements on a rolling three-year basis so long as the reimbursement would not exceed the 0.95% cap. This expense cap may not be terminated prior to this date except by the Board of Trustees of UST.

3.
Toreador contractually has agreed to waive its management fee and/or reimburse expenses so that total annual Fund operating expenses (excluding brokerage fees and commissions; fees paid pursuant to the Administrative Services Plan (Retail Class only); borrowing costs, such as (a) interest and (b) dividend expenses on securities sold short; taxes; any indirect expenses, such as acquired fund fees and expenses; any 12b-1 fees, and extraordinary litigation expenses) do not exceed 0.95% of the Fund’s average daily net assets through August 31, 2016, subject to Toreador’s right to recoup reimbursements on a rolling three-year basis so long as the reimbursement would not exceed the 0.95% expense cap. This expense cap may not be terminated prior to this date except by the Board of Trustees of World Funds Trust.

Example

          This example is intended to help you compare the costs of investing in the Existing Fund and the New Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the applicable Fund for the time periods indicated and then redeem all of your shares at the end of those periods. With respect to the New Fund, the Example assumes that the Reorganization has been completed. The Example also assumes that your investment has a 5% return each year and that each Fund’s operating expenses remain the same (taking into account the expense cap in year one). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Existing Fund
Retail Class	$123	$465	$830	$1,857
Institutional Class	$98	$387	$698	$1,580

New Fund (Pro Forma)
Retail Class	$123	$410	$717	$1,591

Institutional Class	$98	$332	$584	$1,306

Portfolio Turnover :

          The Existing Fund pays, and the New Fund will pay upon the completion of the Reorganization, transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the Examples above, affect the Fund’s performance. During the most recent fiscal year, the Existing Fund’s portfolio turnover rate was 95% of the average value of its portfolio.

Comparison of Expense Limitations

          As noted in the table above, Toreador has contractually agreed to waive its management fee and/or reimburse expenses for each class of shares of the Existing Fund through August 31, 2015. In connection with the Reorganization, Toreador has contractually agreed to extend this expense limitation agreement on behalf of the New Fund through August 31, 2016. The new expense limitation agreement may not be terminated except by the Board of Trustees of World Funds Trust.

          If the Reorganization is approved, shareholders of the Existing Fund are also approving the ability of Toreador to recoup amounts waived or expenses reimbursed for the Existing Fund.

          The following table describes for the Existing Fund, the amount of previously waived expenses for which Toreador is entitled to seek reimbursement.

Subject to Repayment until April 30th	Fee Waiver/Expense Reimbursement or Recoupment of Prior Expenses Waived/Reimbursed by Adviser
2015	$228,389
2016	$251,538
2017	$279,176
2018	$169,869

          Under the current terms of the agreement, Toreador has $928,972 subject to recoupment.

Additional Information about the Existing Fund and the New Fund

          Below is additional information about the Existing Fund’s and the New Fund’s investment objective and risks (referred to as “Funds” in this section. The additional information is identical.

Additional Information about Fund Investments

          The Fund’s investment objective may be changed by the Board of Trustees without shareholder approval. Shareholders will be given at least 60 days advance notice if the Fund decides to change its investment objective or strategy.

          The Fund invests primarily in equity securities of U.S. and foreign large cap companies of a size similar to those in either the S&P 500© Index or the Russell 1000© Index. As of May 31, 2014, the Russell 1000 Index was composed of companies having market capitalizations of between $2.20 billion and $545 billion. As of February 27, 2015 the S&P 500 was composed of companies having market capitalizations of between $2.96 billion and $753.4 billion.

          Toreador selects large cap equity securities that it believes offer superior return potential considering the following factors:

•	Attractive market price relative to intrinsic value, as determined by the Adviser based on the company’s estimated future potential earnings discounted to their present value;

•	Improving trends in a company’s economic performance; and

•	A company’s effective pursuit of wealth-creating strategies.

          The Fund seeks to diversify its investments across a broad spectrum of economic sectors in an attempt to reduce portfolio volatility and investment risk without sacrificing potential returns. In selecting securities within a particular economic sector, Toreador’s goal is to identify companies that it believes have the potential for superior performance within each sector.

          Equity securities in which the Fund or underlying funds may invest include common stocks, as well as securities convertible into common stocks, preferred stocks, and other investment companies (including ETFs) that invest primarily in equity securities. The Fund may invest in foreign stocks listed on U.S. or foreign exchanges, as well as American Depository Receipts (“ADRs”) or Global Depository Receipts (“GDRs”). The Fund may invest in ETFs that engage in derivative transactions and use short selling techniques, as well as those that invest in a portfolio of commodities, such as gold or silver.

          The Fund may use options in order to hedge its portfolio, to manage risk or to obtain market exposure. The Fund may buy or sell put and call options, such as options on securities and equity indices, and enter into closing transactions with respect to options to terminate an existing position. As an example, the Fund may buy index options to serve as a hedge against overall fluctuations in the securities market represented by the relevant market index. The Fund may sell put or call options to enable the Fund to enhance income by reason of the premiums paid by the buyer of such options. The Fund will sell call options only to the extent that it owns the underlying security or, with respect to options on stock indices, holds a portfolio of securities substantially replicating the movement of the index.

          The Fund typically sells a portfolio company when the trading price of the company’s stock exceeds Toreador’s estimate of the company’s fundamental value and/or there are other companies that Toreador believes offer greater appreciation potential. When Toreador deems that change will benefit the Fund, portfolio turnover will not be a limiting factor.

          Temporary Defensive Positions – From time to time, the Fund may take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies, in attempting to respond to adverse market, economic, political or other conditions. For example, the Fund may hold up to 100% of its assets in cash, short-term U.S. government securities, other investment companies including money market funds and exchange-traded funds, investment grade fixed income securities, or repurchase agreements. To the extent consistent with the Fund’s principal strategies as described above, the Fund may also invest in such instruments at any time to maintain liquidity or pending selection of investments in accordance with its investment strategies. As a result of engaging in these temporary measures, the fund may not achieve its investment objective.

Additional Information about Risks

          Market Risk – The prices of securities held by the Fund may decline in response to certain events taking place around the world, including those directly involving the companies whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and commodity price fluctuations. The equity securities purchased by the Fund may involve large price swings and potential for loss.

          Management Risk – A portfolio manager’s skill in choosing appropriate investments for the Fund will play a large part in determining whether the Fund is able to achieve its investment objective. The portfolio manager’s judgments about the attractiveness, growth prospects and value of a particular asset class or individual security in which the Fund invests may prove to be incorrect and there is no guarantee that individual companies will perform as anticipated. If the portfolio manager’s assessment is incorrect, it could result in significant losses to the Fund.

          Large Cap Risk – Larger, more established companies may be unable to attain the high growth rates of successful, smaller companies during periods of economic expansion.

          Investment Company Securities Risk – When the Fund invests in an underlying mutual fund or ETF, the Fund indirectly will bear its proportionate share of any fees and expenses payable directly by the underlying fund. Therefore, the Fund will incur higher expenses, many of which may be duplicative. In addition, the Fund may be affected by losses of the underlying funds and the level of risk arising from the investment practices of the underlying funds (such as the use of leverage by the funds). The Fund has no control over the investments and related risks taken by the underlying funds in which it invests. ETFs are subject to additional risks such as the fact that the ETF’s shares may trade at a market price that is above or below its net asset value; an active market may not develop for the ETF’s shares, it may employ a strategy that utilizes high leverage ratios; and trading of its shares may be halted under certain circumstances. To the extent that the Fund invests in inverse or leveraged ETFs, the value of the Fund’s investment will decrease when the index underlying the ETF’s benchmark rises, a result that is the opposite from traditional equity or bond funds. The net asset value and market price of leveraged or inverse ETFs are usually more volatile than the value of the tracked index or of other ETFs that do not use leverage. Inverse and leveraged ETFs use investment techniques and financial instruments that may be considered aggressive, including the use of derivative transactions and short selling techniques. To the extent that the Fund invests in ETFs that invest in commodities, which are real assets such as oil, agriculture, livestock, industrial metals, and precious metals such as gold or silver, the Fund will be subject to additional risks. The values of commodity-based ETFs are highly dependent on the prices of the related commodity and the demand and supply of these commodities may fluctuate widely. Commodity ETFs may use derivatives, which exposes them to further risks, including counterparty risk (i.e., the risk that the institution on the other side of the trade will default).

          Foreign Securities Risk – Investment in securities of foreign issuers (whether directly or through ADRs or GDRs) involves somewhat different investment risks from those affecting securities of domestic issuers. In addition to credit and market risk, investments in foreign securities involve sovereign risk, which includes fluctuations in foreign exchange rates, future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws or restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments that could adversely affect investments in those countries. There may be less publicly available information about a foreign company than about a U.S. company, and accounting, auditing and financial reporting standards and requirements may not be comparable. Securities of many foreign companies are less liquid and their prices more volatile than securities of comparable U.S. companies. Transaction costs of investing in foreign securities markets are generally higher than in the U.S. and there is generally less governmental supervision and regulation of exchanges, brokers and issuers than there is in the U.S. The Fund might have greater difficulty taking appropriate legal action in foreign courts. Dividend and interest income from foreign securities will generally be subject to withholding taxes by the country in which the issuer is located and may not be recoverable by the Fund or the investor. Depositary receipts do not eliminate all of the risks associated with direct investment in the securities of foreign issuers. Securities of foreign companies may be denominated in foreign currencies. Exchange rate fluctuations may reduce or eliminate gains or create losses.

          Preferred Stock Risk – Preferred stocks rated in the lowest categories of investment grade have speculative characteristics.

          Portfolio Turnover Risk – The Fund may, at times, have a portfolio turnover rate that is higher than other stock funds. A high rate of portfolio turnover increases brokerage and other expenses, which are borne by the Fund and its shareholders. A high portfolio turnover rate can also result in higher current realization of capital gains and a potentially larger current tax liability.

          Options Risk – The seller (writer) of a call option which is covered (that is, the writer holds the underlying security) assumes the risk of a decline in the market price of the underlying security below the purchase price of the underlying security less the premium received, and gives up the opportunity for gain on the underlying security above the exercise price of the option. The buyer of a call option assumes the risk of losing its entire premium invested in the call option. The seller (writer) of a put option assumes the risk of a decline in the market price of the underlying security below the exercise price of the option. The buyer of a put option assumes the risk of losing his entire premium invested in the put option.

          Derivatives Risk – A small investment in derivatives (including options) could have a potentially large impact on the Fund’s performance; certain gains or losses could be amplified, increasing movements in the share price of the Fund. The use of derivatives involves the risk that changes in the value of a derivative held by the Fund may not correlate with the Fund’s other investments. The low margin or premiums normally required in derivative transactions may provide a large amount of leverage, and a relatively small change in the price of a security or contract can produce a disproportionately large profit or loss.

Comparison of Investment Limitations

This section will help you contrast the fundamental and non-fundamental investment policies and restrictions of the Existing Fund and the New Fund.

Fundamental Investment Limitations

          Listed below are the fundamental investment limitations of the Existing Fund compared to those of the New Fund. These limitations cannot be changed without the consent of the holders of a majority of each Fund’s outstanding shares. The term “majority of the outstanding shares” means the vote of (i) 67% or more of the Fund’s shares present at a meeting, if more than 50% of the outstanding shares of the Fund are present or represented by proxy; or (ii) more than 50% of the Fund’s outstanding shares, whichever is less.

1.       Borrowing Money.

Existing Fund: The Existing Fund will not borrow money, except (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Existing Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Existing Fund’s total assets at the time when the borrowing is made. This limitation does not preclude the Existing Fund from entering into reverse repurchase transactions, provided that the Existing Fund has an asset coverage of 300% for all borrowings and repurchase commitments of the Existing Fund pursuant to reverse repurchase transactions.

New Fund: The New Fund will not borrow money, except (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the New Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the New Fund’s total assets at the time when the borrowing is made. This limitation does not preclude the New Fund from entering into reverse repurchase transactions, provided that the New Fund has an asset coverage of 300% for all borrowings and repurchase commitments of the New Fund pursuant to reverse repurchase transactions.

Comparison: The policies of the Funds are identical.

2.       Senior Securities.

Existing Fund: The Existing Fund will not issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Exiting Fund, provided that the Existing Fund’s engagement in such activities is consistent with or permitted by the 1940 Act, the rules and regulations promulgated thereunder or interpretations of the SEC or its staff.

New Fund: The New Fund will not issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the New Fund, provided that the New Fund’s engagement in such activities is consistent with or permitted by the 1940 Act, the rules and regulations promulgated thereunder or interpretations of the SEC or its staff.

Comparison: The policies of the Funds are identical.

3.       Underwriting.

Existing Fund: The Existing Fund will not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Existing Fund may be deemed an underwriter under certain federal securities laws.

New Fund: The New Fund will not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the New Fund may be deemed an underwriter under certain federal securities laws.

Comparison:The policies of the Funds are identical.

4.       Real Estate.

Existing Fund: The Existing Fund will not purchase or sell real estate. This limitation is not applicable to investments in marketable securities which are secured by or represent interests in real estate. This limitation does not preclude the Existing Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

New Fund: The New Fund will not purchase or sell real estate. This limitation is not applicable to investments in marketable securities which are secured by or represent interests in real estate. This limitation does not preclude the New Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

Comparison: The policies of the Funds are identical.

5.       Commodities.

Existing Fund: The Existing Fund will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments. This limitation does not preclude the Existing Fund from purchasing or selling options or futures contracts, including commodities futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies which are engaged in a commodities business or have a significant portion of their assets in commodities.

New Fund: The New Fund will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments. This limitation does not preclude the Existing Fund from purchasing or selling options or futures contracts, including commodities futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies which are engaged in a commodities business or have a significant portion of their assets in commodities.

Comparison: The policies of the Funds are identical.

6.       Loans.

Existing Fund: The Existing Fund will not make loans to other persons, except (a) by loaning portfolio securities, (b) by engaging in repurchase agreements, or (c) by purchasing nonpublicly offered debt securities. For purposes of this limitation, the term “loans” shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

New Fund: The New Fund will not make loans to other persons, except (a) by loaning portfolio securities, (b) by engaging in repurchase agreements, or (c) by purchasing nonpublicly offered debt securities. For purposes of this limitation, the term “loans” shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

Comparison: The policies of Funds are identical.

7.       Concentration.

Existing Fund: The Existing Fund will not invest 25% or more of its total assets in a particular industry. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.

New Fund: The New Fund will not invest 25% or more of its total assets in a particular industry. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.

Comparison: The policies of Funds are identical although the New Fund will apply this test against its net assets which is a more stringent test applicable to open-end mutual funds.

8.       Diversification.

Existing Fund: With respect to 75% of its total assets, the Existing Fund will not purchase securities issued by any one issuer (other than cash, cash items, securities issued or guaranteed by the government of the United States or its agencies or instrumentalities, or securities of other investment companies) if, as a result at the time of such purchase, more than 5% of the value of the Existing Fund’s total assets would be invested in the securities of that issuer, or if it would own more than 10% of the outstanding voting securities of that issuer.

New Fund: With respect to 75% of its total assets, the New Fund will not purchase securities issued by any one issuer (other than cash, cash items, securities issued or guaranteed by the government of the United States or its agencies or instrumentalities, or securities of other investment companies) if, as a result at the time of such purchase, more than 5% of the value of the New Fund’s total assets would be invested in the securities of that issuer, or if it would own more than 10% of the outstanding voting securities of that issuer.

Comparison: The policies of the Funds are identical.

          With respect to the percentages adopted by the Funds as maximum limitations on its investment policies and limitations, an excess above the fixed percentage will not be a violation of the policy or limitation unless the excess results immediately and directly from the acquisition of any security or the action taken. This paragraph does not apply to the borrowing policy set forth in paragraph 1 above as the coverage ratio described in paragraph 1 above must be met at all times.

          Notwithstanding any of the foregoing limitations, any investment company, whether organized as a trust, association or corporation, or a personal holding company, may be merged or consolidated with or acquired by the Funds, provided that if such merger, consolidation or acquisition results in an investment in the securities of any issuer prohibited by said paragraphs, the Funds shall, within ninety days after the consummation of such merger, consolidation or acquisition, dispose of all of the securities of such issuer so acquired or such portion thereof as shall bring the total investment therein within the limitations imposed by said paragraphs above as of the date of consummation.

Non-Fundamental Investment Limitation

          The following investment limitations are non-fundamental investment limitations of the Funds. Non-fundamental limitations may be changed at any time by the Fund’s Board of Trustees without the approval of shareholders.

1.       Pledging.

Existing Fund: The Existing Fund will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Existing Fund except as may be necessary in connection with borrowings described in limitation (1) above. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

New Fund: The New Fund will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the New Fund except as may be necessary in connection with borrowings described in limitation (1) above. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

Comparison. The policies of the Funds are identical.

2.       Borrowing.

Existing Fund: The Existing Fund will not purchase any security while borrowings (including reverse repurchase agreements) representing more than 5% of its total assets are outstanding.

New Fund: The New Fund will not purchase any security while borrowings (including reverse repurchase agreements) representing more than 5% of its total assets are outstanding.

Comparison: The policies of the Funds are identical.

3.       Illiquid Securities.

Existing Fund: The Existing Fund will not purchase illiquid or restricted securities.

New Fund: The New Fund will not purchase illiquid or restricted securities.

Comparison: The policies of the Funds are identical.

4.       Loans of Portfolio Securities.

Existing Fund: The Existing Fund will not make loans of portfolio securities.

New Fund: The New Fund will not make loans of portfolio securities.

Comparison: The policies of the Funds are identical.

Form of Organization

          The Existing Fund is organized as a diversified series of UST, an open-end management investment company organized as an Ohio business trust. The New Fund is organized as a diversified series of World Funds Trust, an open-end management investment company organized as a Delaware statutory trust. The differences between an Ohio business trust and a Delaware statutory trust are negligible with respect to the operations of the Funds. The most significant difference between the two Trusts is that each is overseen by a completely different Boards of Trustees. For a comparison of certain differences in shareholder rights, please see “Additional Information about the Reorganization — Description of the Securities to be Issued; Rights of Shareholders,” below.

Comparison of Distribution, Purchase & Redemption Procedures

          Distribution. Unified Financial Securities, Inc. 2960 North Meridian Street, Suite 300, Indianapolis, Indiana 46208 serves as distributor to the Existing Fund. First Dominion Capital Corp., 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235, will serve as the New Fund’s exclusive agent for the distribution of the New Fund’s shares. First Dominion Capital Corp. may sell the New Fund’s shares to or through qualified securities dealers or others.

          Minimum Initial and Subsequent Investment Amounts.The New Fund will offer the same investment minimums and subsequent investment minimums as the Existing Fund. These minimums are: $1,000 for Retail Class shares and $10,000 for Institutional Class shares. Subsequent investments must be in amounts of $100 for each Class. Shares for both the Existing Fund and the New Fund may be purchased by mail, by phone, through an automatic investment plan, or from your dealer, financial advisor or other financial intermediary. Please see the Existing Fund’s prospectus, incorporated by reference into this Proxy Statement, for additional information about purchasing of Existing Fund shares. Please see Appendix C for additional information about purchasing shares of the New Fund.

          Redemptions. The Existing Fund and the New Fund both allow for redemption payments in the form of check or federal wire transfer. For both the Existing Fund and the New Fund, redemption requests may be made by mail or telephone. Both the Existing Fund and the New Fund assess a 2.00% short-term redemption fee against investment proceeds withdrawn within 60 days of investment. Please see the Existing Fund’s prospectus, incorporated by reference into this Proxy Statement, for additional information about redeeming Existing Fund shares. Please see Appendix C for additional information about redeeming shares of the New Fund.

          Administrative Service Plan (Retail Class)

          Each of the Existing Fund and the New Fund have adopted an Administrative Services Plan with respect to the Fund’s Retail Class shares, pursuant to which the Fund pays an annual fee of 0.25% of the average daily net assets of the Fund’s Retail Class shares to Toreador to compensate financial intermediaries that provide administrative services to the Retail Class shareholders pursuant to a written agreement with the Fund or the Fund’s distributor. Financial intermediaries eligible to receive payments under the Administrative Services Plan include mutual fund supermarkets and other platforms sponsored by any 401(k) plan, bank, trust company or broker-dealer that has entered into an agreement with the Fund, its distributor and/or Toreador to provide ongoing administrative and shareholder account services to their customers who hold the Fund’s Retail Class shares.

          For purposes of the Administrative Services Plan, administrative services include, but are not limited to (i) acting as record holder and nominee of Retail Class shares beneficially owned by the financial intermediary’s customers; (ii) providing sub-accounting services to such customers; (iii) processing and issuing confirmations with respect to orders to purchase, redeem or exchange Retail Class shares; (iv) processing dividend payments; and (v) providing periodic account statements. Over time, administrative services fees increase the cost of your investment in the Fund’s Retail Class shares because these fees are paid out of the assets of the Retail Class on an on-going basis.

Capitalization

          The following table sets forth, as of December 31, 2014, the capitalization of the Existing Fund and the hypothetical unaudited pro forma capitalization of the New Fund assuming the proposed Reorganization had taken place as of that date. While the New Fund will not have any assets until after the Reorganization is complete, the table reflects the amount it would have if the Reorganization was completed as of December 31, 2014.

Fund Capitalization as of December 31, 2014	Net Assets (000 omitted)	Shares Outstanding (000 omitted)	Net Asset Value Per Share
RETAIL CLASS
Existing Fund	$71,944	4,967	$14.48
Adjustments due to Reorganization Costs	$0	0
New Fund (pro forma)	$71,944	4,967	$14.48

INSTITUTIONAL CLASS
Existing Fund	$75,769	5,230	$14.49
Adjustments due to Reorganization Costs	$0	0
New Fund (pro forma)	$75,769	5,230	$14.49

TOTAL
Existing Fund	$147,713	10,197	$14.49
Adjustments due to Reorganization Cost	$0	0
New Fund (pro forma)	$147,713	10,197	$14.49

Comparison of Valuation Procedures

          There are no material differences between the procedures by which World Funds Trust intends to value the securities of the New Fund and the procedures used by UST to value the securities of the Existing Fund. In all cases where a price is not readily available and no other means are available for determining a price, both World Funds Trust and UST eventually turn to their fair value procedures for guidance.

          Commonwealth Shareholder Services, Inc., the New Fund’s accounting agent, has represented to the Board of UST that applying the World Funds Trust valuation policies after the Reorganization to the New Fund will not result in material differences in the New Fund’s net asset values compared to applying UST’s valuation policies to the Existing Fund prior to the Reorganization.

* * * * * * * * * * * * *

The preceding is only a summary of certain information contained in this Proxy Statement relating to the Reorganization. This summary is qualified by reference to the more complete information contained elsewhere in this Proxy Statement, the New Fund’s Prospectus and Statement of Additional Information, and the Reorganization Agreement. Shareholders should read this entire Proxy Statement carefully.

Board’s Approval

          Toreador, the investment adviser to the Existing Fund and the New Fund, recommends that the Existing Fund be reorganized as series of World Funds Trust. The UST Board approved the Reorganization with respect to the Existing Fund into the New Fund, a new series of World Funds Trust, subject to shareholder approval.

INFORMATION ABOUT THE REORGANIZATION

Reasons for the Reorganization.

          The primary purpose of the Reorganization is to move the investment portfolio and shareholders of the Existing Fund into World Funds Trust. Toreador, the Existing Fund’s investment adviser, has determined that the Existing Fund could benefit from the services currently provided to series of World Funds Trust and, therefore, has recommended that the Existing Fund be reorganized as a series of World Funds Trust. Service providers to World Funds Trust include Fifth Third Bank (custody), Commonwealth Shareholder Services, Inc. (administration and fund accounting) and Commonwealth Fund Services, Inc. (transfer agency) (collectively, the “Commonwealth Companies”), and First Dominion Capital Corp. (distribution).

          Toreador currently serves as investment adviser to another mutual fund that is organized as a series of World Funds Trust, the Toreador International Fund (the “International Fund”). Toreador believes that having the New Fund and the International Fund in one trust with the same service providers may result in certain economies of scale and more efficient management of the New Fund and the International Fund. Toreador also believes that having the New Fund and the International Fund in the same trust may assist in marketing the funds together.

          Toreador anticipates that, based on the differences in fees charged by service providers to the New Fund versus the fees charged by service providers to the Existing Fund, gross Fund operating expenses will be reduced as a result of the Reorganization. However, Toreador expects that, immediately following the Reorganization, the New Fund will have the same net expense ratio (after fee waivers and expense reimbursements) as the Existing Fund because the New Fund will have the same expense cap as the Existing Fund and gross expenses for the New Fund are anticipated to be in excess of the expense cap. Toreador is expected to receive a financial benefit if the Reorganization is completed because the lower projected gross expenses of the New Fund following the Reorganization will mean that Toreador will be able to collect a higher percentage of its advisory fee from (and/or reimburse less fees and expenses for) the New Fund.

          The Reorganization will keep portfolio management oversight responsibility for the Fund with Toreador. Messrs. Paul Blinn and Rafael Resendes, the portfolio managers of the Existing Fund, will be portfolio managers of the New Fund. The investment objective, investment strategies, and fundamental and non-fundamental investment limitations of the New Fund following the Reorganization will be the same as those of the Existing Fund. Both the Existing Fund and the New Fund charge a 2.00% redemption fee on shares redeemed within 60 days of purchase, but no redemption fee will be charged in connection with the Reorganization.

          Board Considerations.

          The Reorganization of the Existing Fund into the New Fund was reviewed by the Board of Trustees of UST, with the advice and assistance of UST’s counsel and counsel to the UST Trustees who are not “interested persons” of the Existing Fund or of Toreador (the “Independent Trustees”), at meetings of the UST Trustees held on July 15, 2014, December 4, 2014 and February 9, 2015. In connection with these meetings, the UST Board requested, and Toreador and the Commonwealth Companies provided, materials related to the Reorganization and World Funds Trust and its service providers. The materials reviewed and discussed by the UST Board included a draft N-14 Proxy Statement / Prospectus, which include projected expense ratios for the New Fund following the Reorganization; biographical information for the World Funds Trust’s officers and trustees; an overview of the World Funds Trust’s service providers, including service organization control reports for its transfer agent and accountant prepared by an independent auditor; World Fund’s Trust’s pricing policy; and the two most recent annual compliance reports for World Funds Trust prepared by its Chief Compliance Officer.

          In its deliberations, the UST Board did not identify any single factor that was paramount or controlling, and individual UST Trustees may have attributed different weights to various factors. The general factors considered by the UST Board in assessing and approving the Reorganization included, among others, in no order of priority:

•
Toreador’s recommendation of the World Funds Trust’s service providers and Toreador’s request that the Board approve the Reorganization based on Toreador’s assertion that the Reorganization would be in the best interests of the Existing Fund and its shareholders;

•
the gross expense ratio projected by the Commonwealth Companies for the New Fund following the Reorganization (before fee waivers and/or expense reimbursements) is expected to be lower than the current gross expense ratio of the Existing Fund;

•	Toreador’s agreement to cap the expenses of the New Fund through August 31, 2016 on the same terms and at the same level as the Existing Fund’s current expense cap;

•	all expenses of the Reorganization will be paid by Toreador and the Commonwealth Companies and not by the Existing Fund or its shareholders;

•
the continuity of investment advice for shareholders of the Existing Fund as it merges into the New Fund as a result of both Funds being managed by the same portfolio managers at Toreador using the same principal investment strategies;

•	the anticipated tax-free nature of the exchange of shares in the Reorganization;

•	the due diligence conducted by Toreador on the New Fund’s service providers;

•	the information provided by the Commonwealth Companies about the World Funds Trust, its Trustees, officers and service providers; and

•	the potential benefits of the Reorganization anticipated by Toreador.

          The UST Board noted that shareholders of the New Fund would not experience an immediate decrease in expenses because current expenses for the Existing Fund and projected expenses for the New Fund are both above the level of the Fund’s expense cap. The UST Board considered that the operating expense savings projected for the New Fund are expected to inure to the benefit of Toreador by reducing Toreador’s obligation to waive a portion of its management fee and/or reimburse Fund expenses. The UST Board considered, however, that if the New Fund were to grow in size so as to operate under the level of the expense cap, the lower projected expenses for the New Fund would benefit the New Fund’s shareholders.

          After considering all of the factors outlined above and such other factors as the UST Board deemed appropriate, the UST Board, including the Independent Trustees, approved the Reorganization of the Existing Fund into the New Fund. In approving the Reorganization, the UST Board determined that the Reorganization would be in the best interests of the Existing Fund and that the interests of the Existing Fund’s shareholders would not be diluted as a result of the Reorganization.

          Reorganization Agreement. The Reorganization Agreement sets forth the terms by which the Existing Fund will be reorganized into the New Fund. The form of Reorganization Agreement is attached as Appendix A and the description of the Reorganization Agreement contained herein is qualified in its entirety by the attached Reorganization Agreement. The following sections summarize the material terms of the Reorganization Agreement and the federal income tax treatment of the Reorganization.

          The Reorganization Agreement provides that upon the transfer of all of the assets and all of the liabilities of the Existing Fund to the New Fund, the New Fund will issue to the Existing Fund that number of full and fractional Retail Class and Institutional Class Reorganization Shares having an aggregate net asset value equal in value to the aggregate net asset value of the Existing Fund’s Retail Class and Institutional Class Shares, calculated as of the closing date of the Reorganization (the “Closing Date”). The Existing Fund will redeem each class of its shares in exchange for the corresponding class of Reorganization Shares received by it and will distribute such shares to the shareholders of the applicable class of the Existing Fund in complete liquidation of the Existing Fund. Existing Fund shareholders will receive Reorganization Shares based on their respective holdings in the Existing Fund as of the last business day preceding the Closing Date (the “Valuation Time”).

          Upon completion of the Reorganization, each shareholder of the Existing Fund will own that number of full and fractional Retail Class or Institutional Class shares of the New Fund having an aggregate net asset value equal to the aggregate net asset value of such shareholder’s Retail Class or Institutional Class shares, as applicable, held in the Existing Fund as of the Valuation Time. Such shares will be held in an account with the New Fund identical in all material respects to the account currently maintained by the Existing Fund for such shareholder.

          Until the Valuation Time, shareholders of the Existing Fund will continue to be able to redeem their shares at the net asset value next determined after receipt by the Existing Fund’s transfer agent of a redemption request in proper form. Redemption and purchase requests received by the transfer agent after the Valuation Time will be treated as requests received for the redemption or purchase of shares of the New Fund received from the shareholder in connection with the Reorganization. After the Reorganization, all of the issued and outstanding shares of the Existing Fund will be canceled on the books of the Existing Fund and the transfer agent’s books of the Existing Fund will be permanently closed.

          The Reorganization is subject to a number of conditions, including, without limitation, the receipt of a legal opinion from counsel of the New Fund addressed to the Existing Fund and the New Fund with respect to certain tax issues, as more fully described in “Federal Income Tax Consequences” below, and the parties’ performance in all material respects of their respective agreements and undertakings in the Reorganization Agreement. Assuming satisfaction of the conditions in the Reorganization Agreement, the Closing Date of the Reorganization will be at the close of business on May 8, 2015, or such other date as is agreed to by the parties.

          The Reorganization Agreement may not be changed except by an agreement signed by each party to the Agreement.

          Costs and Expenses of the Reorganization. The Reorganization Agreement provides that all expenses of the Reorganization will be borne by the Commonwealth Companies and Toreador. The estimated Reorganization costs are $100,000 and Toreador will bear the first $50,000 of expenses and Commonwealth Companies will bear the remaining amounts.

          Federal Income Tax Consequences.

          As a non-waivable condition to the Reorganization, the Existing Fund and New Fund will have received an opinion of counsel to the effect that the Reorganization should qualify as a tax-free reorganization for federal income tax purposes as defined by Section 368(a)(1)(F) of the Code. Accordingly, neither the Fund nor its shareholders should recognize any gain or loss for federal income tax purposes as a result of the Reorganization. In addition, the tax basis and the holding period of the Existing Fund shares received by each shareholder of the New Fund in the Reorganization should be the same as the tax basis and holding period of the Existing Fund shares given up by such shareholder in the Reorganization; provided that, with respect to the holding period for the New Fund shares received, the Existing Fund’s shares given up must have been held as capital assets by the shareholder. Subject to the assumptions and limitations discussed below, the following discussion describes the material U.S. federal income tax consequences of the Reorganization to shareholders of the Existing Fund. This discussion is based on the Code, applicable Treasury regulations, and federal administrative interpretations and court decisions in effect as of the date of this Proxy Statement, all of which may change, possibly with retroactive effect. Any such changes could alter the tax consequences described in this summary.

          Any capital loss carry-forwards on the date of the Reorganization would be carried over to the New Fund. Capital losses for tax years beginning on or before December 22, 2010, can be carried forward for eight years as short-term capital losses. Capital losses for tax years beginning after December 22, 2010, may be carried forward without limitation and are utilized before losses from years beginning on or before December 22, 2010. The New Fund’s use of such losses is subject to certain limitations. As of October 31, 2014, the Existing Fund had available for federal tax purposes unused capital loss carry-forwards of $0, which are available to offset future realized gains. To the extent that these carry-forwards are used to offset future gains, it is probable that the amount offset will not be distributed to shareholders. The amount of any capital loss carry-forwards at the Closing Date will depend on the results of investment trading activity through that date.

          This discussion of material U.S. federal income tax consequences of the Reorganization does not address all aspects of U.S. federal income taxation that may be important to a holder of Existing or New Fund shares in light of that shareholder’s particular circumstances or to a shareholder subject to special rules.

          In addition, this discussion does not address any other state, local or foreign income tax or non-income tax consequences of the Reorganization or of any transactions other than the Reorganization.

          Note: Existing Fund shareholders are urged to consult their own tax advisors to determine the particular U.S. federal income tax or other tax consequences to them of the Reorganization and the other transactions contemplated herein.

          The New Fund and the Existing Fund will receive an opinion from the law firm of John H. Lively & Associates, Inc., a Member firm of the 1940 Act Law GroupTM, substantially to the effect that, based on certain facts, assumptions and representations made by the New Fund, on the basis of existing provisions of the Code, current administrative rules and court decisions, for federal income tax purposes:

(a)
The New Fund’s acquisition of the Assets in exchange solely for New Fund Shares and its assumption of the Liabilities, followed by Existing Fund’s distribution of those sharespro rata to the Shareholders actually or constructively in exchange for their Existing Fund Shares, will qualify as a “reorganization” (as defined in section 368(a)(1)(F)), and the Fund will be “a party to a reorganization” (within the meaning of section 368(b));

(b)
The Existing Fund will recognize no gain or loss on the transfer of the Assets to New Fund in exchange solely for New Fund Shares and New Fund’s assumption of the Liabilities or on the subsequent distribution of those shares to the Shareholders in exchange for their Existing Fund Shares;

(c)	The New Fund will recognize no gain or loss on its receipt of the Assets in exchange solely for New Fund Shares and its assumption of the Liabilities;

(d)
The New Fund’s basis in each Asset will be the same as Existing Fund’s basis therein immediately before the Reorganization, and New Fund’s holding period for each Asset will include Existing Fund’s holding period therefor (except where New Fund’s investment activities have the effect of reducing or eliminating an Asset’s holding period);

(e)	A Shareholder will recognize no gain or loss on the exchange of all its Existing Fund Shares solely for New Fund Shares pursuant to the Reorganization;

(f)
A Shareholder’s aggregate basis in the New Fund Shares it receives in the Reorganization will be the same as the aggregate basis in its Existing Fund Shares it actually or constructively surrenders in exchange for those New Fund Shares, and its holding period for those New Fund Shares will include, in each instance, its holding period for those Existing Fund Shares, provided the Shareholder holds them as capital assets at the Effective Time; and

(g)
For purposes of section 381, New Fund will be treated just as Existing Fund would have been treated if there had been no Reorganization. Accordingly, the Reorganization will not result in the termination of Existing Fund’s taxable year, Existing Fund’s tax attributes enumerated in section 381(c) will be taken into account by New Fund as if there had been no Reorganization, and the part of Existing Fund’s taxable year before the Reorganization will be included in New Fund’s taxable year after the Reorganization subject to any applicable conditions and limitations specified in sections 381, 382, 383 and 384 and the regulations thereunder.

          A successful challenge to the tax-free status of the Reorganization by the Internal Revenue Service (the “IRS”) would result in the Existing Fund shareholder recognizing gain or loss with respect to the New Fund’s share equal to the difference between that shareholder’s basis in the share and the fair market value, as of the time of the Reorganization, of the Existing Fund’s shares received in exchange therefor. In such event, a shareholder’s aggregate basis in the shares of the Existing Fund received in the exchange would equal such fair market value, and the shareholder’s holding period for the shares would not include the period during which such shareholder held New Fund shares.

          If any of the representations or covenants of the parties as described herein is inaccurate, the tax consequences of the transaction could differ materially from those summarized above. Furthermore, the description of the tax consequences set forth herein will neither bind the IRS, nor preclude the IRS or the courts from adopting a contrary position. No assurance can be given that contrary positions will not successfully be asserted by the IRS or adopted by a court if the issues are litigated. No ruling has been or will be requested from the IRS in connection with this transaction. No assurance can be given that future legislative, judicial or administrative changes, on either a prospective or retroactive basis, or future factual developments, would not adversely affect the accuracy of the conclusions stated herein. Therefore, shareholders may find it advisable to consult their own tax adviser as to the specific tax consequences to them under the federal income tax laws, as well as any consequences under other applicable state or local or foreign tax laws given each shareholder’s own particular tax circumstances.

ADDITIONAL INFORMATION ABOUT THE REORGANIZATION

          Investment Adviser. Toreador Research & Trading, LLC, a Delaware limited liability company, has been serving as the adviser to the Fund since June 2, 2006. Toreador is located at 7493 North Ingram, Suite 104, Fresno, California 93711. As of November 30, 2014, Toreador had approximately $207 million in assets under management.

          Investment Advisory Agreement. Under the investment advisory agreement with UST, on behalf of the Existing Fund, and with World Funds Trust, on behalf of the New Fund, Toreador supervises the management of the Fund’s investments.

          For its advisory services to the Existing Fund and the New Fund, Toreador is entitled to receive an annual management fee equal to 0.90% of the applicable Fund’s daily net assets. Toreador also has contractually agreed to waive its management fee and/or reimburse certain operating expenses of the Existing Fund and the New Fund, but only to the extent necessary so that total annual operating expenses, (excluding brokerage fees and commissions; fees paid pursuant to the Administrative Services Plan (Retail Class only); borrowing costs, such as (a) interest and (b) dividend expenses on securities sold short; taxes; any indirect expenses, such as such as acquired fund fees and expenses; any 12b-1 fees, and extraordinary litigation expenses) do not exceed 0.95% of the applicable Fund’s average daily net assets. The contractual agreement is in effect through August 31, 2015 for the Existing Fund and through August 31, 2016 for the New Fund. Any fee waiver and expense reimbursement by Toreador is subject to repayment by the applicable Fund within the three fiscal years following the fiscal year in which the waiver or reimbursement incurred, provided that the Fund is able to make the repayment without exceeding the 0.95% expense limitation.

          During the Existing Fund’s fiscal year ended April 30, 2014, Toreador actually received an annual management fee equal to 0.52% (after waiver and reimbursement of Existing Fund expenses) from the Existing Fund. The New Fund has not yet begun investment operations, and thus has made no payments to Toreador.

          A discussion regarding the factors considered by the Board of Trustees of World Funds Trust in approving the investment advisory agreement between World Funds Trust and Toreador on behalf of the New Fund will be included in the New Fund’s first report to shareholders.

          The Existing Fund’s semiannual report dated October 31, 2014 contains a discussion of the factors that the Board of Trustees of UST most recently considered in renewing the Existing Fund’s investment advisory agreement.

          Fund Management. Messrs. Paul Blinn and Rafael Resendes have served as the Existing Fund’s portfolio managers since its inception, and will serve as the portfolio managers to the New Fund following the Reorganization. Information on the portfolio managers is below. The Statement of Additional Information relating to this Proxy Statement provides additional information about the Fund’s portfolio managers, including other accounts managed by the portfolio managers, ownership of Fund shares and compensation.

           Paul Blinn. Mr. Paul Blinn, portfolio manager, is jointly responsible for the day-to-day management of the Fund’s portfolio, including stock selection, investment monitoring and trading. Mr. Blinn has over 28 years of capital market experience, during which time he had oversight and direct responsibility for the discretionary trading and risk management of large and complex portfolios of cash and derivative securities using numerous arbitrage strategies that sought to exploit pricing discrepancies identified by statistical models. He acquired this experience as an Executive Director at UBS, a global financial firm, and its predecessor banks from 1985 to 2000, and, most recently, as a Vice President of a leading option market maker and then a Senior Equity derivatives trader for a hedge fund from 2000 to 2005. Mr. Blinn graduated with honors from The University of Texas at Austin with a BBA in Finance.

           Rafael Resendes. Mr. Resendes, portfolio manager, is jointly responsible for the day-to-day management of the Fund’s portfolio, including stock selection and investment monitoring. Mr. Resendes, co-founder of the Applied Finance Group, has over 25 years of capital market experience and has spent the past 20 years in the area of equity research and valuation. Mr. Resendes has been an adjunct professor of finance at DePaul University in Chicago, and is a frequently cited source for publications such as Forbes, The Wall Street Journal, and CBS MarketWatch.com, among others. Mr. Resendes was co-portfolio manager of an equity hedge fund sponsored by AFG from 1998 to 1999. He graduated Phi Beta Kappa from The University of California, Berkeley with a BS in Finance and received his MBA from the University of Chicago.

          Purchase, Redemption and Exchange Policies. The purchase and redemption policies for the Existing Fund and New Fund are substantially similar and are highlighted below. The Existing Fund does not offer an exchange privilege into other funds of UST. In World Funds Trust, the shareholders of the New Fund may exchange all of a portion of their shares of in the New Fund for shares of the same class of certain other funds of

World Funds Trust managed by the Toreador having different objectives, provided the shares of the fund are registered in the state of the shareholder’s residence. For a more complete discussion of the New Fund’s purchase, redemption and exchange policies, please see Appendix C.

          The minimum initial investment for Retail Class Shares of both the Existing Fund and the New Fund is $1,000 and for Institutional Class shares is $10,000. Subsequent investments must be in amounts of $100 for both share classes of the Existing Fund and the New Fund. For both the Existing Fund and the New Fund, Toreador may waive these investment minimums for either class at its discretion, including for existing clients of Toreador. The Existing Fund and the New Fund may also waive or lower the investment minimums for investors who invest in the Existing Fund or the New Fund, as applicable, through an asset-based fee program made available through a financial intermediary.

          Market Timing Policies. Both the Existing Fund and the New Fund (for this section, collectively, the “Funds”) discourage market timing. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of a Fund’s shares held by long-term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. The Board of Trustees of UST and of World Funds Trust have adopted a policy directing the applicable Fund to reject any purchase order with respect to any investor, a related group of investors or their agent(s), where it detects a pattern of purchases and sales of the Fund that indicates market timing or trading that it determines is abusive. This policy generally applies to all shareholders of the Fund. The Board of Trustees of UST and the Board of Trustees of World Funds Trust have each adopted a redemption policy to discourage short-term traders and/or market timers from investing in the applicable Fund. A 2.00% short-term redemption fee will be assessed by each Fund against investment proceeds withdrawn within 60 calendar days of investment. Fund shares received from reinvested distributions or capital gains are not subject to the redemption fee. After excluding any shares that are associated with reinvested distributions from the redemption fee calculation, each Fund uses a “first-in, first-out” method to determine the 60-day holding period. Thus, if you bought shares on different days, the shares purchased first will be redeemed first for purposes of determining whether the redemption fee applies. The proceeds collected from redemption fees will be retained by the applicable Fund for the benefit of existing shareholders.

          Distributions. The Existing Fund’s and New Fund’s distributions are taxable and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan, IRA or 529 college savings plan. Tax-deferred arrangements may be taxed later upon withdrawal of monies from those accounts.

          Tax Information. The Existing Fund’s and New Fund’s distributions are taxable, and are taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

          Payments to Broker-Dealers and Other Financial Intermediaries. If you purchase Existing Fund or New Fund shares through a broker-dealer or other financial intermediary (such as a bank or trust company), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

          Dividends and Distributions. The New Fund will have the same dividend and distribution policy as the Existing Fund. Shareholders who have elected to have their dividends reinvested will continue to have dividends reinvested in the New Fund following the Reorganization. Shareholders who currently have capital gains reinvested in the Existing Fund will continue to have capital gains reinvested in the New Fund.

          Distribution Arrangements.The Existing Fund and the New Fund are each offered through financial supermarkets, investment advisers and consultants, financial planners, brokers, dealers and other investment professionals, and directly through each Fund’s distributor. Investment professionals who offer shares may request fees from their individual clients. If you invest through a third party, the policies and fees may be different than those described in the prospectus. For example, third parties may charge transaction fees or set different minimum investment amounts.

          Fiscal Year End. The Existing Fund currently operates on a fiscal year ending the last day in April. Following the Reorganization, the New Fund will also operate on a fiscal year ending on the last day in April.

          Shareholder Information. As of the Record Date, The Existing Fund’s shareholders of record and/or beneficial owners (to the Trust’s knowledge) who owned 5% or more of each class of the Existing Fund shares are set forth below in Appendix B, “Shareholder Information for the Existing Fund.”

          Valuation. The Existing Fund uses UST’s Valuation Policy; the New Fund will use World Funds Trust’s Valuation Policy, which is more fully discussed in Appendix C. The Existing Fund and New Fund determine net asset value (“NAV”) in a substantially similar manner each business day that the New York Stock Exchange is open, by taking the market value of the Fund’s total assets, subtracting the Fund’s liabilities and then dividing the result (net assets) by the number of the Fund’s shares outstanding. With respect to the Existing Fund, when market prices are not available, Toreador is responsible for determining a fair value for the security, subject to the oversight of the UST Board pursuant to fair valuation procedures developed by the UST Board and the requirements of the 1940 Act. For the New Fund, securities are fair valued under the direction of the Fund’s officers in a manner specifically authorized by the Board. Applying World Funds Trust’s valuation policies after the Reorganization to the New Fund is not expected to result in material differences in the New Fund’s NAV compared to applying UST’s valuation policies to the Existing Fund prior to the Reorganization

          Description of the Securities to be Issued; Rights of Shareholders. The following is a summary of the material rights of shareholders of the Existing Fund and the New Fund, but does not purport to be a complete description of these rights. These rights may be determined in full by reference to the Ohio statute (the “Ohio Statute”) and Delaware statute (the “Delaware Statute”) governing business trusts, UST’s Agreement and Declaration of Trust and World Funds Trust’s Agreement and Declaration of Trust, and UST’s By-Laws and World Funds Trust’s Bylaws (collectively, the “Governing Instruments”). The Governing Instruments are subject to amendment in accordance with their terms. Copies of the Governing Instruments are available upon request and without charge by following the instructions listed under “Available Information.”

          Forms of Organization. The Existing Fund is a series of UST, an open-end management investment company organized as an Ohio business trust on October 14, 2002. The New Fund is a series of World Funds Trust, an open-end management investment company organized as a Delaware statutory trust on April 9, 2007. The Existing Fund and the New Fund offer two classes of shares of beneficial interest – Retail Class and Institutional Class shares.

          Capital Stock. Both UST and World Funds Trust are authorized to issue an unlimited number of shares of beneficial interests (or shares). The Existing Fund is a single series of UST. The New Fund is a single series of World Funds Trust. Interests in the Existing Fund and the New Fund are represented by shares of beneficial interest each with no par value. Each of UST and World Funds Trust offer other series portfolios in separate prospectuses and statements of additional information.

          Voting Rights. Each share of the Existing Fund and the New Fund represent an interest in the respective class of the Fund that is equal to and proportionate with each other share of the respective class of the Fund. UST and World Funds Trust shareholders are entitled to one vote per share (and a fractional vote per fractional share) held on matters on which they are entitled to vote. UST and World Funds Trust are not required to hold annual shareholder meetings, and it is not expected that either will do so. However, UST and World Funds Trust may hold special meetings for purposes such as electing or removing trustees. On any matters submitted to a vote of shareholders, UST and World Funds Trust shares are voted together without regard to class or series except when separate voting is required by the 1940 Act or other applicable law, or where the Board has decided that a matter only affects the interests of one or more series.

          Shareholder Liability. Pursuant to the Governing Instruments, shareholders of UST and World Funds Trust generally are not personally liable for the acts, omissions or obligations of the Trusts or their Trustees.

          Preemptive Rights. Shareholders of UST and World Funds Trust are not entitled to any preference, preemptive, appraisal, conversion or exchange rights.

          Fund Trustees and Officers. UST is managed by the UST Board. World Funds Trust is managed by the World Funds Trust Board. Therefore, the New Fund will have a different Board from the Existing Fund. Below are the members of the World Funds Trust Board:

           INTERESTED TRUSTEES

NAME, ADDRESS AND AGE	POSITION(S) HELD WITH THE TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEE N BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE DURING THE PAST FIVE YEARS
John Pasco III* 8730 Stony Point Pkwy Suite 205 Richmond, VA 23235 Age: 69	Trustee	Indefinite, Since June 2010	President, Treasurer and Director of Commonwealth Shareholder Services, Inc. (“CSS”), the Trust’s Administrator; President and Director of First Dominion Capital Corp. (“FDCC”), the Trust’s underwriter; President and Director of Commonwealth Fund Services, Inc (“CFSI”), the Trust’s Transfer and Disbursing Agent; President and Director of Commonwealth Fund Accounting, Inc. (“CFA”), which provides bookkeeping services to the Trust; Chairman, Trustee and President of World Insurance Trust, a registered investment company, from May, 2002 to December 2009; and Chairman, Director and President of The World Funds, Inc., a registered investment company, since 1997. Mr. Pasco is a certified public accountant.	15	The World Funds, Inc.; American Growth Fund, Inc.

*Mr. Pasco would be considered an “interested trustee”, as that term is defined in the 1940 Act, because of his positions with and financial interests in various service providers to the World Funds Trust.

           NON-INTERESTED TRUSTEES

NAME, ADDRESS AND AGE	POSITION(S) HELD WITH THE TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEE N BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE DURING THE PAST FIVE YEARS
David J. Urban 8730 Stony Point Pkwy Suite 205 Richmond, VA 23235 Age: 59	Trustee	Indefinite, Since June 2010	Dean, Jones College of Business, Middle Tennessee State University since June 2013; Virginia Commonwealth University, Professor of Education from 1989 to 2013.	15	None
Mary Lou H. Ivey 8730 Stony Point Pkwy Suite 205 Richmond, VA 23235 Age: 56	Trustee	Indefinite, Since June 2010	Accountant, Harris, Hardy & Johnstone, P.C., accounting firm, since 2008; Accountant, Wildes, Stevens & Brackens & Co., accounting firm, from 2007 to 2008; Accountant, Martin, Dolan & Holton, Ltd., accounting firm, from1997 to 2007.	15	None
Theo H. Pitt, Jr. 8730 Stony Point Pkwy Suite 205 Richmond, VA 23235 Age: 78	Trustee	Indefinite; Since August 2013	Senior Partner, Community Financial Institutions Consulting (bank consulting) since 1997 and Account Administrator, Holden Wealth Management Group of Wachovia Securities (money management firm) 2003 to 2008.	15	Independent Trustee of Gardner Lewis Investment Trust for the two series of that trust; Vertical Capital Investors Trust for the two series of that trust; Hillman Capital Management Investment Trust for the one series of that trust; and Starboard Investment Trust for the 22 series of that trust; (all registered investment companies).

          Other Fund Service Providers. The Reorganization will affect other services currently provided to the Existing Fund. The current service providers to the Existing Fund and the new service providers to the New Fund are listed below.

Service Providers	Existing Fund Service Providers	New Fund Service Providers
Investment Adviser	Toreador Research & Trading, LLC	No Change – Toreador Research & Trading, LLC
Distributor & Principal Underwriter	Unified Financial Securities, Inc.	Change – First Dominion Capital Corp.
Custodian	Huntington National Bank	Change – Fifth Third Bank
Transfer Agent & Dividend Disbursing Agent	Huntington Asset Services, Inc.	Change – Commonwealth Fund Services, Inc.
Accounting Agent	Huntington Asset Services, Inc.	Change – Commonwealth Shareholder Services, Inc.
Administrator	Huntington Asset Services, Inc.	Change – Commonwealth Shareholder Services, Inc.

          Independent Accountants. Cohen Fund Audit Services, Ltd. serves as the independent registered public accounting firm to the Existing Fund and Tait, Weller & Baker, LLP will serve as the independent registered public accounting firm to the New Fund.

VOTING INFORMATION

Record Date, Voting Rights and Vote Required. Proxies are being solicited from the shareholders of the Existing Fund by the UST Board for the Special Meeting to be held on May 6, 2015, at 10:00 a.m. Eastern Time at offices of The Huntington National Bank, 2960 N. Meridian Street, Suite 300, Indianapolis, Indiana 46208, or at such later time made necessary by adjournment. Unless revoked, all valid proxies will be voted in accordance with the instructions thereon. If you return your signed proxy card without instructions, your vote will be case in favor of the Reorganization of the Existing Fund.

          The Board has fixed the close of business on March 31, 2015 (the “Record Date”) as the record date for the determination of shareholders entitled to notice of and to vote at the Special Meeting and any adjournments thereof. Shareholders of record as of the Record Date will be entitled to one vote for each share held and to a proportionate fractional vote for each fractional share held. As of the Record Date, the total number of issued and outstanding shares of beneficial interest of the Existing Fund was 10,339,024.189 Shareholders of record who own five percent or more of the Existing Fund as of the Record Date are set forth on Appendix B to this Proxy Statement. The Existing Fund’s Reorganization Agreement must be approved by the affirmative vote of the holders of a majority of the outstanding shares of the Existing Fund entitled to vote, as defined under the 1940 Act. The 1940 Act defines such vote as the lesser of (i) 67% or more of the total number of shares of the Existing Fund present or represented by proxy at the Special Meeting, if holders of more than 50% of the outstanding shares are present or represented by proxy at the Special Meeting; or (ii) more than 50% of the total number of outstanding shares of the Existing Fund.

How to Vote. You may vote in one of four ways

•
in person by attending the Special Meeting to be held on May 6, 2015, at 10:00 a.m. Eastern Time at offices of The Huntington National Bank, 2960 N. Meridian Street, Suite 300, Indianapolis, Indiana 46208, or at such later time made necessary by adjournment;

•	by completing and signing the enclosed proxy ballot and mailing it to us in the prepaid return envelope (if mailed in the United States);
•	by Internet at the website address listed on your proxy ballot; or
•	by calling the toll-free number printed on your proxy ballot (1.866.521.4424).

PLEASE NOTE, TO VOTE VIA THE INTERNET OR TELEPHONE, YOU WILL NEED THE “CONTROL NUMBER” THAT APPEARS ON YOUR PROXY BALLOT.

Proxies. If you properly authorize your proxy by internet or telephone, or by executing and returning the enclosed proxy card by mail, and your proxy is not subsequently revoked, your vote will be cast at the Special Meeting and at any postponement or adjournment thereof. If you give instructions, your vote will be cast in accordance with those instructions. If you return your signed proxy card without instructions, your vote will be cast in favor of the Reorganization. A proxy with respect to shares held in the name of two or more persons is valid and will be counted if executed by any one of them unless at or prior to its use the Existing Fund receives written notification to the contrary from any one of such persons.

          You may revoke a proxy once it is given by providing written notice to the Existing Fund. You may change your vote by submitting a subsequently executed and dated proxy card, by authorizing your proxy by internet or telephone on a later date or by attending the Special Meeting and casting your vote in person. Attendance by a shareholder at the Special Meeting does not, by itself, revoke a proxy.

Quorum and Adjournments. The holders of a majority of the shares of the Existing Fund entitled to vote shall be a quorum for the Special Meeting for the consideration of the Existing Fund’s Reorganization Agreement. Any lesser number shall be sufficient for adjournments. Any adjourned session or sessions may be held, within a reasonable time after the date set for the original meeting, without the necessity of further notice.

Effect of Abstentions and Broker “Non-Votes”. All Existing Fund shares represented at the Special Meeting in person or by proxy will be counted for purposes of establishing a quorum for considering the Reorganization Agreement. Broker non-votes will be counted for purposes of establishing a quorum but not toward the approval of the Reorganization Agreement. (Broker non-votes are shares for which the underlying owner has not voted and the broker holding the shares does not have authority to vote.) Abstentions and broker non-votes will have the effect of counting as a vote AGAINST the Reorganization Agreement.

          Treating broker non-votes as votes against the Reorganization Agreement may have the effect of causing shareholders who choose not to participate in the proxy vote to prevail over shareholders who cast votes or provide voting instructions to their brokers or nominees. In order to prevent this result, the Existing Fund may request that selected brokers or nominees, in their discretion, withhold submission of broker non-votes in order to avoid the need for solicitation of additional votes in favor of the proposal. The Existing Fund also may request that selected brokers or nominees, in their discretion, submit broker non-votes if doing so is necessary to obtain a quorum. Abstentions and broker non-votes will not be voted “FOR” or “AGAINST” any adjournment.

Solicitation of Proxies.The Existing Fund expects that the solicitation of proxies will be primarily by mail and telephone. The solicitation also may include facsimile, Internet or oral communications by certain employees of Toreador, who will not be paid for these services. If the Fund does not receive your vote, you may be contacted by a representative of AST Fund Solutions who will remind you to vote your shares and help you return your proxy. Toreador will bear the costs of the Special Meeting, including legal costs and other expenses incurred in connection with the solicitation of proxies.

INFORMATION ABOUT THE EXISTING FUND AND NEW FUND

          Information concerning the operation and management of the Existing Fund can be found in the Existing Fund’s Prospectus. Additional information about the Existing Fund is included in the Statement of Additional Information for UST. Both the Prospectus and Statement of Additional Information are available upon request and without charge by calling the Existing Fund at 1-800-343-5902.

          For a detailed discussion of the investment objectives, policies, risks and restrictions of the Existing Fund, see the Prospectus for the Existing Fund dated August 28, 2014, which has been filed with the SEC and is incorporated by reference into this Proxy Statement/Prospectus. A Statement of Additional Information for the Existing Fund dated August 28, 2014, has been filed with the SEC, and is incorporated by reference into this Proxy Statement/Prospectus. Copies of the prospectus and Statement of Additional Information for the Existing Fund are available upon request and without charge by calling toll-free 1-800-343-5902.

          Each of UST and World Funds Trust are subject to the information requirements of the Securities Exchange Act of 1934 and the 1940 Act and in accordance therewith, and files reports and other information, including proxy materials and charter documents, with the SEC. Reports, proxy statements, registration statements and other information filed by UST and World Funds Trust may be inspected without charge and copied at the public reference facilities maintained by the SEC at 100 F Street, N.E., Washington, DC 20549, and at the following regional offices of the SEC: Northeast Regional Office, 3 World Financial Center, Suite 400, New York, New York 10281; Southeast Regional Office, 801 Brickell Avenue, Suite 1800, Miami, Florida 33131; Midwest Regional Office, 175 West Jackson Boulevard, Suite 900, Chicago, Illinois 60604; Central Regional Office, 1801 California Street, Suite 1500, Denver, Colorado 80202; and Pacific Regional Office, 5670 Wilshire Boulevard, Suite 1100, Los Angeles, California 90036. Copies of such materials may also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, DC 20549 at prescribed rates.

          The financial statements of the Existing Fund for the fiscal year ended April 30, 2014 have been audited by Cohen Fund Services, Ltd., its independent registered public accounting firm, and are contained in the Annual Report to shareholders. UST will furnish, without charge, a copy of the Annual Report upon request. Requests should be made by calling toll-free 1-800-343-5902 or by visiting www.toreadorfunds.com. The Annual Report for the Existing Fund also is available on the SEC’s website at www.sec.gov. The New Fund has not yet commenced operations and, therefore, has not produced shareholder reports.

          The Financial Highlights relating to the Existing Fund contained in the Annual Report for the fiscal year ended April 30, 2014 and the semi-annual period ended October 31, 2014 are attached as Appendix D.

LEGAL MATTERS

          Certain legal matters concerning the federal income tax consequences of the Reorganization and the issuance of shares of the New Fund will be passed on by The Law Offices of John H. Lively & Associates, Inc., a Member Firm of the 1940 Act Law GroupTM.

EXPERTS

          The financial statements and financial highlights of the Existing Fund incorporated into this Proxy Statement by reference from the Fund’s Annual Report and Semi-Annual Report on Form N-CSR for the fiscal year ended April 30, 2014 and the fiscal period ended October 31, 2014, respectively, have been audited (only with regard to the Annual Report) by Cohen Fund Audit Services, Ltd., an independent registered public accounting firm, as stated in their report, which is incorporated herein by reference, and have been so incorporated in reliance upon the report of such firm given upon their authority as experts in accounting and auditing. As the New Fund will not be in operation until after the Reorganization, there are currently no financials for the New Fund.

OTHER MATTERS

          The Existing Fund is not required, and does not intend, to hold regular annual meetings of shareholders. Shareholders wishing to submit proposals for consideration for inclusion in a proxy statement for the next meeting of shareholders (assuming the current proposal is approved) should send their written proposals to the Secretary of World Funds Trust, c/o Commonwealth Shareholder Services, Inc., 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235, so that they are received within a reasonable time before any such meeting. The timely submission of a proposal does not guarantee its submission.

Appendix A

AGREEMENT AND PLAN OF REORGANIZATION AND TERMINATION

          THIS AGREEMENT AND PLAN OF REORGANIZATION AND TERMINATION (“Agreement”) is made as of April 6, 2015, among WORLD FUNDS TRUST, a Delaware statutory trust, with its principal place of business at 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235 (“New Trust”), on behalf of a single segregated portfolio of assets (“series”) thereof listed under the heading “New Fund” on Schedule A attached hereto (“Schedule A”) (“New Fund”), and UNIFIED SERIES TRUST, an Ohio business trust, with its principal place of business at 2960 N. Meridian St., Suite 300, Indianapolis, IN 46208 (“Old Trust”), on behalf of the series thereof listed under the heading “Existing Fund” on Schedule A (“Existing Fund”), and solely with respect to paragraph 6, Commonwealth Fund Services, Inc. and Commonwealth Shareholder Services, Inc., (collectively, the “Commonwealth Companies”) and Toreador Research & Trading, LLC (the “Manager”) (Each of the New Trust and Old Trust is sometimes referred to herein, each as an “Investment Company” and collectively, as “Investment Companies,” and the New Fund and Existing Fund are sometimes referred to herein, collectively, as the “Fund.”) Notwithstanding anything to the contrary contained herein, (1) the agreements, covenants, representations, warranties, actions, and obligations of and by the Fund, and of and by each Investment Company, as applicable, on its behalf, shall be the agreements, covenants, representations, warranties, actions, and obligations of that Fund only, (2) all rights and benefits created hereunder in favor of a Fund shall inure to and be enforceable by each Investment Company of which that Fund is a series on that Fund’s behalf, and (3) in no event shall any other series of an Investment Company (including the other Fund thereof) or the assets thereof be held liable with respect to the breach or other default by an obligated Fund or Investment Company of its agreements, covenants, representations, warranties, actions, and obligations set forth herein.

          The Fund wishes to effect a reorganization described in section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended (“Code”) (all “section” references are to the Code, unless otherwise noted), and intends this Agreement to be, and adopts it as, a “plan of reorganization” within the meaning of the regulations under the Code (“Regulations”). The reorganization will involve the Existing Fund changing its identity – by converting from a series of the Old Trust to a series of the New Trust – by (1) transferring all of its assets to the New Fund listed on Schedule A opposite its name (“ corresponding New Fund”) (which is being established solely for the purpose of acquiring those assets and continuing the Existing Fund’s business) in exchange solely for voting shares of beneficial interest (“shares”) in the New Fund and the New Fund’s assumption of all of the Existing Fund’s known and disclosed liabilities, (2) distributing those shares pro rata to the Existing Fund’s shareholders in exchange for their shares therein and in complete liquidation thereof, and (3) liquidating the Existing Fund, all on the terms and conditions set forth herein (all the foregoing transactions involving the Existing Fund and its corresponding New Fund being referred to herein collectively as a “Reorganization”).

          Each Investment Company’s board of trustees (“Board”) includes a majority of its members who are not “interested persons” (as that term is defined in the Investment Company Act of 1940, as amended (“1940 Act”)) (“Non-Interested Persons”) of the Investment Company, (1) has duly adopted and approved this Agreement and the transactions contemplated hereby, (2) has duly authorized performance thereof on its Fund’s behalf by all necessary Board action, and (3) has determined that participation in the Reorganization is in the best interests of the Fund that is a series thereof and, in the case of the Existing Fund, that the interests of the existing shareholders thereof will not be diluted as a result of the Reorganization.

          The Existing Fund currently offers two classes of shares, designated as Retail Class shares and Institutional Class shares (“Retail Class Existing Fund Shares” and “Institutional Class Existing Fund Shares,” respectively, and collectively, “Existing Fund Shares”). The New Fund will have the same two classes of shares, Retail Class shares and Institutional Class shares (“Retail Class New Fund Shares” and “Institutional Class New Fund Shares,” respectively, and collectively, “New Fund Shares”). The rights, powers, privileges, and obligations of each class of New Fund Shares will be substantially similar to those of the identically named class of the Existing Fund Shares.

          In consideration of the mutual promises contained herein, the Investment Companies agree as follows:

1.           PLAN OF REORGANIZATION AND TERMINATION

1.1.         Subject to the requisite approval of the Existing Fund’s shareholders and the terms and conditions set forth herein, the Existing Fund shall assign, sell, convey, transfer, and deliver all of its assets described in paragraph 1.2 (“Assets”) to the New Fund. In exchange therefor, the New Fund shall:

(a)         issue and deliver to the Existing Fund the number of full and fractional (all references herein to “fractional” shares meaning fractions rounded to the third decimal place) (1) Retail Class New Fund Shares equal to the number of full and fractional Retail Class Existing Fund Shares then outstanding; and (2) Institutional Class New Fund Shares equal to the number of full and fractional Institutional Class Existing Fund Shares then outstanding, and

(b)         assume all of the Existing Fund’s known and disclosed liabilities described in paragraph 1.3 (“Liabilities ”).

Those transactions shall take place at the Closing (as defined in paragraph 2.1).

1.2.         The Assets shall consist of all assets and property of every kind and nature, without limitation – including all cash, cash equivalents, securities, commodities, futures interests, receivables (including interest and dividends receivable), claims and rights of action, rights to register shares under applicable securities laws, tax carryovers, and books and records – the Existing Fund owns at the Effective Time (as defined in paragraph 2.1) and any deferred and prepaid expenses shown as assets on the Existing Fund’s books at that time; and the Existing Fund has no unamortized or unpaid organizational fees or expenses that have not previously been disclosed in writing to the New Trust.

1.3.         The Liabilities shall consist of all of the Existing Fund’s liabilities, whether accrued or contingent, known or unknown, existing at the Valuation Date whether or not they are reflected on the Statement of Assets and Liabilities; debts, obligations, and duties existing at the Effective Time, excluding Reorganization Expenses (as defined in paragraph 3.3(f)) borne by the Manager and Commonwealth Companies pursuant to paragraph 6. Notwithstanding the foregoing, the Existing Fund will endeavor to discharge all its known liabilities, debts, obligations, and duties before the Effective Time (other than this Agreement and certain investment contracts, including options, futures, forward contracts, and swap agreements).

1.4.         At or before the Closing, the New Fund shall redeem the Initial Shares (as defined in paragraph 5.7) for the amount at which they are issued pursuant to that paragraph. At the Effective Time (or as soon thereafter as is reasonably practicable), the Existing Fund shall distribute all the New Fund Shares it receives pursuant to paragraph 1.1(a) to its shareholders of record determined at the Effective Time (each, a “Shareholder”), in proportion to their Existing Fund Shares then held of record and in constructive exchange therefor, and shall completely liquidate. That distribution shall be accomplished by the New Trust’s transfer agent’s opening accounts on the New Fund’s shareholder records in the Shareholders’ names and transferring those New Fund Shares thereto. Pursuant to that transfer, each Shareholder’s account shall be credited with the number of full and fractional New Fund Shares equal to the number of full and fractional Existing Fund Shares that Shareholder holds at the Effective Time, by class (i.e., the account for each Shareholder that holds Retail Class Existing Fund Shares shall be credited with the number of full and fractional Retail Class New Fund Shares due that Shareholder, and the account for each Shareholder that holds Institutional Class Existing Fund Shares shall be credited with the number of full and fractional Institutional Class New Fund Shares due that Shareholder). The aggregate net asset value (“NAV”) of New Fund Shares to be so credited to each Shareholder’s account shall equal the aggregate NAV of the Existing Fund Shares that Shareholder holds at the Effective Time. All issued and outstanding Existing Fund Shares, including any represented by certificates, shall simultaneously be canceled on the Existing Fund’s shareholder records. The New Trust shall not issue certificates representing the New Fund Shares issued in connection with the Reorganization.

1.5.         Any transfer taxes payable on the issuance and transfer of the New Fund Shares in a name other than that of the registered holder on the Existing Fund’s shareholder records of the Existing Fund Shares actually or constructively exchanged therefor shall be paid by the transferee thereof, as a condition of that issuance and transfer.

1.6.    Any reporting responsibility of the Existing Fund to a public authority, including the responsibility for filing regulatory reports, tax returns, and other documents with the Securities and Exchange Commission (“Commission”), any state securities commission, any federal, state, and local tax authorities, and any other relevant regulatory authority, is and shall remain its responsibility up to and including the date on which it is terminated.

1.7.    After the Effective Time, the Existing Fund shall not conduct any business except in connection with its termination. As soon as reasonably practicable after distribution of the New Fund Shares pursuant to paragraph 1.4, but in all events within six months after the Effective Time, the Existing Fund shall be liquidated as a series of the Old Trust.

2.        CLOSING AND EFFECTIVE TIME

2.1.    Unless the Investment Companies agree otherwise, all acts necessary to consummate the Reorganization (“Closing”) shall be deemed to take place simultaneously as of immediately after the close of business (4:00 p.m., Eastern Time) on or after May 8, 2015 (“Effective Time”). The Closing shall be held at the New Trust’s offices or at such other place as to which the Investment Companies agree.

2.2.    The Old Trust shall cause the custodian of the Existing Fund’s assets (“Old Custodian”) (a) to make the Existing Fund’s portfolio securities available to the New Trust (or to its custodian (“New Custodian”), if the New Trust so directs), for examination, no later than five business days preceding the Effective Time and (b) to transfer and deliver the Assets at the Effective Time to the New Custodian for the New Fund’s account, as follows: (1) duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof in accordance with the custom of brokers, (2) by book entry, in accordance with the Old Custodian’s customary practices and any securities depository (as defined in Rule 17f-4 under the 1940 Act) in which the Existing Fund’s assets are deposited, in the case of the Existing Fund’s portfolio securities and instruments deposited with those depositories, and (3) by wire transfer of federal funds in the case of cash. The Old Trust shall also direct the Old Custodian to deliver at the Closing an authorized officer’s certificate (a) stating that pursuant to proper instructions provided to the Old Custodian by the Old Trust, the Old Custodian has delivered all of the Existing Fund’s portfolio securities, cash, and other Assets to the New Custodian for New Fund’s account and (b) attaching a schedule setting forth information (including adjusted basis and holding period, by lot) concerning the Assets. The New Custodian shall certify to the New Trust that such information, as reflected on New Fund’s books immediately after the Effective Time, does or will conform to that information as so certified by the Old Custodian.

2.3.    The Old Trust shall deliver, or shall direct its transfer agent to deliver, to the New Trust at the Closing an authorized officer’s certificate listing the Shareholders’ names and addresses together with the number of full and fractional outstanding Existing Fund Shares, by class, each such Shareholder owns, at the Effective Time, certified by the Old Trust’s Secretary or Assistant Secretary or by its transfer agent, as applicable. The New Trust shall direct its transfer agent to deliver at or as soon as reasonably practicable after the Closing an authorized officer’s certificate as to the opening of accounts on New Fund’s shareholder records in the names of the listed Shareholders and a confirmation, or other evidence satisfactory to the Old Trust, that the New Fund Shares to be credited to the Existing Fund at the Effective Time have been credited to the Existing Fund’s account on those records.

2.4.    The Old Trust shall deliver to the New Trust and the Manager within five days before the Closing, an authorized officer’s certificate listing each security, by name of issuer and number of shares that is being carried on the Existing Fund’s books at an estimated fair market value provided by an authorized pricing vendor for the Existing Fund or at a fair value as determined by the Manager.

2.5.    At the Closing, each Investment Company shall deliver to the other (a) bills of sale, checks, assignments, share certificates, receipts, and/or other documents the other Investment Company or its counsel reasonably requests and (b) a certificate executed in its name by its President or a Vice President in form and substance satisfactory to the recipient, and dated the Effective Time, to the effect that the representations and warranties it made in this Agreement are true and correct at the Effective Time except as they may be affected by the transactions contemplated hereby.

3.        REPRESENTATIONS AND WARRANTIES

3.1.    The Old Trust, on the Existing Fund’s behalf, represents and warrants to the New Trust, on the New Fund’s behalf, as follows:

(a)    The Old Trust (1) is a trust operating under a written instrument or declaration of trust, the beneficial interest in which is divided into transferable shares (“Business Trust”), that is duly created, validly existing, and in good standing under the laws of the state of Ohio (“Ohio”), and its Agreement and Declaration of Trust dated October 14, 2002 (“Old Trust Declaration”) is on file with the Secretary of the State of Ohio, (2) is duly registered under the 1940 Act as an open-end management investment company, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect, and (3) has the power to own all its properties and assets and to carry on its business as described in its current registration statement on Form N-1A;

(b)    The Existing Fund is a duly established and designated series of the Old Trust;

(c)    The execution, delivery, and performance of this Agreement have been duly authorized at the date hereof by all necessary action on the part of the Old Trust’s Board; and this Agreement constitutes a valid and legally binding obligation of the Old Trust, with respect to the Existing Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, fraudulent transfer, reorganization, receivership, moratorium, and other laws affecting the rights and remedies of creditors generally and general principles of equity;

(d)    At the Effective Time, the Old Trust will have good and marketable title to the Assets for the Existing Fund’s benefit and full right, power, and authority to sell, assign, transfer, and deliver the Assets hereunder free of any liens or other encumbrances (except securities that are subject to “securities loans,” as referred to in section 851(b)(2), or that are restricted as to resale by their terms); and on delivery and payment for the Assets, the New Trust, on the New Fund’s behalf, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including restrictions that might arise under the Securities Act of 1933, as amended (“1933 Act”) (except securities that are restricted as to resale by their terms);

(e)    The Old Trust, with respect to the Existing Fund, is not currently engaged in, and its execution, delivery, and performance of this Agreement and consummation of the Reorganization will not result in, (1) a conflict with or material violation of any provision of federal securities laws (including the 1940 Act), Ohio law, the Old Trust Declaration or the Old Trust’s By-Laws, or any agreement, indenture, instrument, contract, lease, or other undertaking (each, an “Undertaking”) to which the Old Trust, on the Existing Fund’s behalf, is a party or by which it is bound or (2) the acceleration of any obligation, or the imposition of any penalty, under any Undertaking, judgment, or decree to which the Old Trust, on the Existing Fund’s behalf, is a party or by which it is bound;

(f)    At or before the Effective Time, either (1) all material contracts and other commitments of the Existing Fund (other than this Agreement and certain investment contracts, including options, futures, forward contracts, and swap agreements) will terminate, or (2) provision for discharge and/or New Fund’s assumption of any liabilities of the Existing Fund thereunder will be made, without either Fund’s incurring any penalty with respect thereto and without diminishing or releasing any rights the Old Trust may have had with respect to actions taken or omitted or to be taken by any other party thereto before the Closing;

(g)    No litigation, administrative proceeding, action, or investigation of or before any court, governmental body, or arbitrator is presently pending or, to the Old Trust’s knowledge, threatened against the Old Trust involving the Existing Fund or any of its properties or assets attributable or allocable to the Existing Fund, that, if adversely determined, would materially and adversely affect the Existing Fund’s financial condition or the conduct of its business; and the Old Trust, on the Existing Fund’s behalf, knows of no facts that might form the basis for the institution of any such litigation, proceeding, action, or investigation and is not a party to or subject to the provisions of any order, decree, judgment, or award of any court, governmental body, or arbitrator that materially and adversely affects the Existing Fund’s business or the Old Trust’s ability to consummate the transactions contemplated hereby;

(h)    The Existing Fund’s Statement of Assets and Liabilities, Schedule of Investments, Statement of Operations, and Statement of Changes in Net Assets (each, a “Statement”) at and for the fiscal year ended April 30, 2014, have been audited by Cohen Fund Audit Services, Ltd., an independent registered public accounting firm, and are in accordance with generally accepted accounting principles consistently applied in the United States (“GAAP”); and those Statements present fairly, in all material respects, the Existing Fund’s financial condition at their respective dates in accordance with GAAP and the results of its operations and changes in its net assets for the periods then ended, and there are no known contingent liabilities of the Existing Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP at either such date that are not disclosed therein;

(i)    Since October 31, 2014, there has not been any material adverse change in the Existing Fund’s financial condition, assets, liabilities, or business, other than changes occurring in the ordinary course of business, or any incurrence by the Existing Fund of indebtedness maturing more than one year from the date that indebtedness was incurred (except indebtedness incurred in connection with certain investment contracts, including options, futures, forward contracts, and swap agreements); for purposes of this subparagraph, a decline in NAV per the Existing Fund Share due to declines in market values of securities the Existing Fund holds, the discharge of the Existing Fund liabilities, or the redemption of the Existing Fund Shares by its shareholders shall not constitute a material adverse change;

(j)    All federal and other tax returns, dividend reporting forms, and other tax-related reports (collectively, “Returns”) of the Existing Fund required by law to have been filed by the Effective Time (including any properly and timely filed extensions of time to file) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on those Returns shall have been paid or provision shall have been made for the payment thereof; to the best of the Old Trust’s knowledge, no such Return is currently under audit and no assessment has been asserted with respect to those Returns; and the Existing Fund is in compliance in all material respects with all applicable Regulations pertaining to the reporting of dividends and other distributions on and redemptions of its shares and to withholding in respect thereof and is not liable for any material penalties that could be imposed thereunder;

(k)    The Existing Fund is not classified as a partnership, and instead is classified as an association that is taxable as a corporation, for federal tax purposes and either has elected the latter classification by filing Form 8832 with the Internal Revenue Service (“Service”) or is a “publicly traded partnership” (as defined in section 7704(b)) that is treated as a corporation; the Existing Fund is a “fund” (as defined in section 851(g)(2), eligible for treatment under section 851(g)(1)); for each taxable year of its operation (including its current taxable year), the Existing Fund has met (and for that year will meet) the requirements of Part I of Subchapter M of Chapter 1 of Subtitle A of the Code (“Subchapter M”) for qualification as a regulated investment company (“RIC”) and has been (and for that year will be) eligible to and has computed (and for that year will compute) its federal income tax under section 852; the Existing Fund has not at any time since its inception been liable for, and is not now liable for, any material income or excise tax pursuant to sections 852 or 4982; and the Existing Fund has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it;

(l)    All issued and outstanding Existing Fund Shares are, and at the Effective Time will be, duly and validly issued and outstanding, fully paid, and non-assessable by the Old Trust and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws; all issued and outstanding Existing Fund Shares will, at the Effective Time, be held by the persons and in the amounts set forth on the Existing Fund’s shareholder records, as provided in paragraph 2.3; and the Existing Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any the Existing Fund Shares, nor are there outstanding any securities convertible into any the Existing Fund Shares;

(m)    The Existing Fund incurred the Liabilities, which are associated with the Assets, in the ordinary course of its business;

(n)    The Existing Fund is not under the jurisdiction of a court in a “title 11 or similar case” (as defined in section 368(a)(3)(A));

(o)    Not more than 25% of the value of the Existing Fund’s total assets (excluding cash, cash items, and Government securities) is invested in the stock and securities of any one issuer, if, as a result at the time of such purchase, more than 5% of the value of its total assets would be invested in the securities of that issuer, or if it would own more than 10% of the outstanding voting securities of that issuer;

(p)    The information to be furnished by the Old Trust for use in no-action letters, applications for orders, the Registration Statement (as defined in paragraph 3.3(a)), proxy materials, and other documents filed or to be filed with any federal, state, or local regulatory authority (including the Financial Industry Regulatory Authority, Inc. (“FINRA”)) that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal securities laws and other laws and regulations; and such information furnished by the Old Trust shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, on the effective date of the Registration Statement, at the Effective Time, and at the time of the Shareholders Meeting (as defined in paragraph 4.1);

(q)    The Old Trust Declaration permits the Old Trust to vary its shareholders’ investment; the Old Trust does not have a fixed pool of assets; and the series thereof (including the Existing Fund) is a managed portfolio of securities, and the Existing Fund’s Manager has the authority to buy and sell securities for it;

(r)      To the actual knowledge of the Old Trust’s trustees and officers, the Existing Fund’s investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in its prospectus, except as previously disclosed to the New Trust; and

(s)      The New Fund Shares to be delivered hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms hereof.

3.2.	The New Trust, on the New Fund’s behalf, represents and warrants to the Old Trust, on the Existing Fund’s behalf, as follows:

(a)    The New Trust (1) is a Statutory Trust that is duly created, validly existing, and in good standing under the laws of Delaware, and its Certificate of Trust dated April 9, 2007 (“New Trust Declaration”) is on file with the Secretary of State of Delaware, (2) is duly registered under the 1940 Act as an open-end management investment company, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect, and (3) has the power to own all its properties and assets and to carry on its business as described in its current registration statement on Form N-1A.

(b)    At the Effective Time, the New Fund will be a duly established and designated series of the New Trust; the New Fund has not commenced operations and will not do so until after the Closing; and, immediately before the Closing, the New Fund will be a shell series of the New Trust, without assets (except the amount paid for the Initial Shares if they have not already been redeemed by that time) or liabilities, created for the purpose of acquiring the Assets, assuming the Liabilities, and continuing the Existing Fund’s business;

(c)    The execution, delivery, and performance of this Agreement have been duly authorized at the date hereof by all necessary action on the part of the New Trust’s Board; and this Agreement constitutes a valid and legally binding obligation of the New Trust, with respect to the New Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, fraudulent transfer, reorganization, receivership, moratorium, and other laws affecting the rights and remedies of creditors generally and general principles of equity;

(d)    Before the Closing, there will be no (1) issued and outstanding New Fund Shares, (2) options, warrants, or other rights to subscribe for or purchase any New Fund Shares, (3) securities convertible into any New Fund Shares, or (4) any other securities issued by New Fund, except the Initial Shares (defined below);

(e)    No consideration other than New Fund Shares (and New Fund’s assumption of the Liabilities) will be issued in exchange for the Assets in the Reorganization;

(f)    The New Trust, with respect to New Fund, is not currently engaged in, and its execution, delivery, and performance of this Agreement and consummation of the Reorganization will not result in, (1) a conflict with or material violation of any provision of federal securities laws (including the 1940 Act), Delaware law, the New Trust Declaration or the New Trust’s By Laws, or any Undertaking to which the New Trust, on the New Fund’s behalf, is a party or by which it is bound or (2) the acceleration of any obligation, or the imposition of any penalty, under any Undertaking, judgment, or decree to which the New Trust, on New Fund’s behalf, is a party or by which it is bound;

(g)    No litigation, administrative proceeding, action, or investigation of or before any court, governmental body, or arbitrator is presently pending or, to the New Trust’s knowledge, threatened against the New Trust, with respect to the New Fund or any of its properties or assets attributable or allocable to the New Fund, that, if adversely determined, would materially and adversely affect the New Fund’s financial condition or the conduct of its business; and the New Trust, on the New Fund’s behalf, knows of no facts that might form the basis for the institution of any such litigation, proceeding, action, or investigation and is not a party to or subject to the provisions of any order, decree, judgment, or award of any court, governmental body, or arbitrator that materially and adversely affects the New Fund’s business or the New Trust’s ability to consummate the transactions contemplated hereby;

(h)    The New Fund is not (and will not be) classified as a partnership, and instead is (and will be) classified as an association that is taxable as a corporation, for federal tax purposes and either has elected (or will timely elect) the latter classification by filing Form 8832 with the Service or is (and will be) a “publicly traded partnership” (as defined in section 7704(b)) that is treated as a corporation; the New Fund has not filed any income tax return and will file its first federal income tax return after the completion of its first taxable year after the Effective Time as a RIC on Form 1120-RIC; the New Fund will be a “fund” (as defined in section 851(g)(2), eligible for treatment under section 851(g)(1)) and has not taken and will not take any steps inconsistent with its qualification as such or its qualification and eligibility for treatment as a RIC under sections 851 and 852; assuming that the Existing Fund will meet the requirements of Subchapter M for qualification as a RIC for its taxable year in which the Reorganization occurs, the New Fund will meet those requirements, and will be eligible to and will compute its federal income tax under section 852, for its taxable year in which the Reorganization occurs; and the New Fund intends to continue to meet all those requirements, and to be eligible to and to so compute its federal income tax, for the next taxable year;

(i)    The New Fund Shares to be issued and delivered to the Existing Fund, for the Shareholders’ accounts, pursuant to the terms hereof, (1) will at the Effective Time, have been duly authorized and duly registered under the federal securities laws, and appropriate notices respecting them will have been duly filed under applicable state securities laws, and (2) when so issued and delivered, will be duly and validly issued and outstanding New Fund Shares and will be fully paid and non-assessable by the New Trust;

(j)    There is no plan or intention for New Fund to be dissolved or merged into another business or statutory trust or a corporation or any “fund” thereof (as defined in section 851(g)(2)) following the Reorganization;

(k)    Assuming the truthfulness and correctness of the Old Trust’s representation and warranty in paragraph 3.1(o), immediately after the Reorganization (1) not more than 25% of the value of the New Fund’s total assets (excluding cash, cash items, and Government securities) will be invested in the stock and securities of any one issuer and (2) not more than 50% of the value of those assets will be invested in the stock and securities of five or fewer issuers;

(l)      Immediately after the Effective Time, the New Fund will not be under the jurisdiction of a court in a “title 11 or similar case” (as defined in section 368(a)(3)(A));

(m)    The information to be furnished by the New Trust for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents filed or to be filed with any federal, state, or local regulatory authority (including FINRA) that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal securities laws and other laws and regulations; and the Registration Statement (other than written information provided by the Old Trust for inclusion therein) will, on its effective date, at the Effective Time, and at the time of the Shareholders Meeting, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and

(n)     The New Trust Declaration permits the New Trust to vary its shareholders’ investment; the New Trust does not have a fixed pool of assets; and the series thereof (including the New Fund after it commences operations) is (or will be) a managed portfolio of securities, and the New Fund’s investment adviser will have the authority to buy and sell securities for it.

3.3.	Each Investment Company, on its Fund’s behalf, represents and warrants to the other Investment Company, on its Fund’s behalf, as follows:

(a)    No governmental consents, approvals, authorizations, or filings are required under the 1933 Act, the Securities Exchange Act of 1934, as amended, the 1940 Act, or state securities laws, and no consents, approvals, authorizations, or orders of any court are required, for its execution or performance of this Agreement on its Fund’s behalf, except for (1) the New Trust’s filing with the Commission of a registration statement on Form N-14 relating to the New Fund Shares issuable hereunder, and any supplement or amendment thereto, including therein a prospectus and proxy statement (“Registration Statement”), and (2) consents, approvals, authorizations, and filings that have been made or received or may be required after the Effective Time;

(b)    The net asset value of the New Fund Shares each Shareholder receives will be approximately equal to the net asset value of its Existing Fund Shares it actually or constructively surrenders in exchange therefor;

(c)    The Shareholders will pay their own personal expenses (such as fees of personal investment or tax advisors for advice regarding the Reorganization), if any, incurred in connection with the Reorganization;

(d)    None of the compensation received by any Shareholder who or that is an employee of or service provider to the Existing Fund will be separate consideration for, or allocable to, any of the Existing Fund Shares that Shareholder holds; none of the New Fund Shares any such Shareholder receives will be separate consideration for, or allocable to, any employment agreement, investment advisory agreement, administrative services agreement or other service agreement; and the compensation paid to any such Shareholder will be for services actually rendered and will be commensurate with amounts paid to third parties bargaining at arm’s-length for similar services;

(e)    All expenses of the Reorganization that are solely and directly related to the Reorganization (determined in accordance with the guidelines set forth in Rev. Rul. 73-54, 1973-1 C.B. 187) will be borne by the Commonwealth Companies and the Manager. The Manager will bear the first $50,000 of such expenses and Commonwealth Companies will bear the remaining amounts. No expenses incurred by the Existing Fund or on its behalf, in connection with the Reorganization will be paid or assumed by the New Fund, the Manager, or any other third party, unless those expenses are solely and directly related to the Reorganization (determined in accordance with the guidelines set forth in Rev. Rul. 73-54, 1973-1 C.B. 187) (“Reorganization Expenses”), and no cash or property other than the New Fund Shares will be transferred to the Existing Fund or any of its shareholders with the intention that it be used to pay any expenses (even Reorganization Expenses) thereof; and

(f)    Immediately following consummation of the Reorganization, (1) the Shareholders will own all the New Fund Shares and will own those shares solely by reason of their ownership of the Existing Fund Shares immediately before the Reorganization and (2) the New Fund will hold the same assets except for assets used to pay the Funds’ expenses incurred in connection with the Reorganization and be subject to the same known and disclosed liabilities that the Existing Fund held or was subject to immediately before the Reorganization, plus any liabilities for those expenses; and those excepted assets, together with the amount of all redemptions and distributions (other than regular, normal dividends) the Existing Fund makes immediately preceding the Reorganization, will, in the aggregate, constitute less than 1% of its net assets.

4.        COVENANTS

4.1.    The Old Trust covenants to call a meeting of the Existing Fund’s shareholders to consider and act on this Agreement and to take all other action necessary to seek approval of the transactions contemplated hereby (“Shareholders Meeting”).

4.2.    The Old Trust covenants that it will assist the New Trust in obtaining information the New Trust reasonably requests concerning the beneficial ownership of the Existing Fund Shares, subject to confidentiality agreements between the parties.

4.3.    The Old Trust covenants that it will turn over its books and records pertaining to the Existing Fund (including all books and records required to be maintained under the 1940 Act and the rules and regulations thereunder) to the New Trust at the Closing, upon full payment of Reorganization Expenses.

4.4.    Each Investment Company covenants to cooperate with the other in preparing the Registration Statement in compliance with applicable federal and state securities laws.

4.5.    Each Investment Company covenants that it will, from time to time, as and when requested by the other, execute and deliver or cause to be executed and delivered all assignments and other instruments, and will take or cause to be taken any further action(s), the other Investment Company deems necessary or desirable in order to vest in, and confirm to, (a) the New Trust, on the New Fund’s behalf, title to and possession of all the Assets, and (b) the Old Trust, on the Existing Fund’s behalf, title to and possession of the New Fund Shares to be delivered hereunder, and otherwise to carry out the intent and purpose hereof.

4.6.    The New Trust covenants to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and applicable state securities laws it deems appropriate to commence and continue the New Fund’s operations after the Effective Time.

4.7.    Subject to this Agreement, each Investment Company covenants to take or cause to be taken all actions, and to do or cause to be done all things, reasonably necessary, proper, or advisable to consummate and effectuate the transactions contemplated hereby.

5.        CONDITIONS PRECEDENT

Each Investment Company’s obligations hereunder shall be subject to (a) performance by the other Investment Company of all its obligations to be performed hereunder at or before the Closing, (b) all representations and warranties of the other Investment Company contained herein being true and correct in all material respects at the date hereof and, except as they may be affected by the transactions contemplated hereby, at the Effective Time, with the same force and effect as if made at that time, and (c) the following further conditions that, at or before that time:

5.1.    All representations, covenants, and warranties of the New Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of that Closing Date. The New Fund shall have delivered to the Existing Fund a certificate executed in the New Fund’s name by the New Trust’s President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Existing Fund and dated as of the Closing Date, to such effect and as to such other matters as the Existing Fund shall reasonably request.

5.2.    All representations, covenants, and warranties of the Existing Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of such Closing Date. The Existing Fund shall have delivered to the New Fund on such Closing Date a certificate executed in the Existing Fund’s name by the Old Trust’s President or Vice President and the Treasurer or Assistant Treasurer, in form and substance satisfactory to the New Fund and dated as of such Closing Date, to such effect and as to such other matters as the New Fund shall reasonably request.

5.3.    This Agreement and the transactions contemplated hereby shall have been duly adopted and approved by both Boards and by the Existing Fund’s shareholders at the Shareholders Meeting;

5.4.    All necessary filings shall have been made with the Commission and state securities authorities, and no order or directive shall have been received that any other or further action is required to permit the Investment Companies to carry out the transactions contemplated hereby. The Registration Statement shall have become effective under the 1933 Act, no stop orders suspending the effectiveness thereof shall have been issued, and, to the Investment Company’s best knowledge, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened, or contemplated under the 1933 Act or the 1940 Act. The Commission shall not have issued an unfavorable report with respect to the Reorganization under section 25(b) of the 1940 Act nor instituted any proceedings seeking to enjoin consummation of the transactions contemplated hereby under section 25(c) of the 1940 Act. All consents, orders, and permits of federal, state, and local regulatory authorities (including the Commission and state securities authorities) either Investment Company deems necessary to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain same would not involve a risk of a material adverse effect on either Fund’s assets or properties;

5.5.    At the Effective Time, no action, suit, or other proceeding shall be pending (or, to either Investment Company’s best knowledge, threatened to be commenced) before any court, governmental agency, or arbitrator in which it is sought to enjoin the performance of, restrain, prohibit, affect the enforceability of, or obtain damages or other relief in connection with, the transactions contemplated hereby;

5.6.    The Investment Companies shall have received an opinion of The Law Offices of John H. Lively & Associates, Inc., a Member Firm of the 1940 Act Law Group(TM)  (“Counsel”) as to the federal income tax consequences mentioned below (“Tax Opinion”). (The receipt of such an opinion is a non-waivable condition to closing.) In rendering the Tax Opinion, Counsel may rely as to factual matters, exclusively and without independent verification, on the representations and warranties made in this Agreement, which Counsel may treat as representations and warranties made to it (that, notwithstanding paragraph 7, shall survive the Closing), and in separate letters, if Counsel requests, addressed to it and any certificates delivered pursuant to paragraph 2.5(b). The Tax Opinion shall be substantially to the effect that based on the facts and assumptions stated therein and conditioned on those representations and warranties’ being true and complete at the Effective Time and consummation of the Reorganization in accordance with this Agreement (without the waiver or modification of any terms or conditions hereof and without taking into account any amendment hereof that Counsel has not approved) for federal income tax purposes:

(a)    The New Fund’s acquisition of the Assets in exchange solely for the New Fund Shares and its assumption of the Liabilities, followed by the Existing Fund’s distribution of those shares pro rata to the Shareholders actually or constructively in exchange for their Existing Fund Shares, will qualify as a “reorganization” (as defined in section 368(a)(1)(F)), and the New Fund and the Existing Fund will each be “a party to a reorganization” (within the meaning of section 368(b));

(b)    The Existing Fund will recognize no gain or loss on the transfer of the Assets to the New Fund in exchange solely for the New Fund Shares and the New Fund’s assumption of the Liabilities or on the subsequent distribution of those shares to the Shareholders in exchange for their Existing Fund Shares;

(c)    The New Fund will recognize no gain or loss on its receipt of the Assets in exchange solely for New Fund Shares and its assumption of the Liabilities;

(d)    The New Fund’s basis in each Asset will be the same as the Existing Fund’s basis therein immediately before the Reorganization, and the New Fund’s holding period for each Asset will include the Existing Fund’s holding period therefor (except where the New Fund’s investment activities have the effect of reducing or eliminating an Asset’s holding period);

(e)    A Shareholder will recognize no gain or loss on the exchange of all its Existing Fund Shares solely for the New Fund Shares pursuant to the Reorganization;

(f)    A Shareholder’s aggregate basis in the New Fund Shares it receives in the Reorganization will be the same as the aggregate basis in its Existing Fund Shares it actually or constructively surrenders in exchange for those New Fund Shares, and its holding period for those New Fund Shares will include, in each instance, its holding period for those Existing Fund Shares, provided the Shareholder holds them as capital assets at the Effective Time; and

(g)    For purposes of section 381, the New Fund will be treated just as the Existing Fund would have been treated if there had been no Reorganization. Accordingly, the Reorganization will not result in the termination of the Existing Fund’s taxable year, the Existing Fund’s tax attributes enumerated in section 381(c) will be taken into account by the New Fund as if there had been no Reorganization, and the part of the Existing Fund’s taxable year before the Reorganization will be included in the New Fund’s taxable year after the Reorganization subject to any applicable conditions and limitations specified in sections 381, 382, 383 and 384 and the regulations thereunder.

Notwithstanding subparagraphs (b) and (d), the Tax Opinion may state that no opinion is expressed as to the effect of the Reorganization on the Fund, or any Shareholder, with respect to any Asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting;

5.7.     Before the Closing, the New Trust’s Board shall have authorized the issuance of, and the New Trust shall have issued, one Retail Class New Fund Share and one Institutional Class New Fund Share (“Initial Shares”) to the Manager or an affiliate thereof, in consideration of the payment of $10.00 each (or other amount that Board determines), to vote on the investment management contract, administrative services plan, and other agreements and plans referred to in paragraph 5.6 and to take whatever action it may be required to take as the New Fund’s sole shareholder;

5.8.    The New Trust, on the New Fund’s behalf, shall have entered into, or adopted, as appropriate, an investment management contract, an administrative services plan, and other agreements and plans necessary for the New Fund’s operation as a series of an open-end management investment company. Each such contract, plan, and agreement shall have been approved by the New Trust’s Board and, to the extent required by law (as interpreted by Commission staff positions), by its trustees who are Non-Interested Persons thereof and by the Manager or its affiliate as the New Fund’s sole shareholder; and

5.9.    At any time before the Closing, either Investment Company may waive any of the foregoing conditions (except those set forth in paragraphs 5.1, 5.2, 5.4 and 5.6) if, in the judgment of its Board, such waiver will not have a material adverse effect on its Fund’s shareholders’ interests.

6.        EXPENSES

Subject to complying with the representation and warranty contained in paragraph 3.3(f), the Manager and Commonwealth Companies shall bear the Reorganization Expenses. The Manager will bear the first $50,000 of Reorganization Expenses and Commonwealth Companies will bear the remaining amounts. The Reorganization Expenses may include (1) costs associated with obtaining any necessary order of exemption from the 1940 Act, preparing and filing the Existing Fund’s prospectus supplements and the Registration Statement, and printing and distributing New Fund’s prospectus and the Existing Fund’s proxy materials, (2) legal and accounting fees, (3) transfer agent and custodian conversion costs, (4) transfer taxes for foreign securities, (5) proxy solicitation costs, and (6) expenses of holding the Shareholders Meeting (including any adjournments thereof), but exclude brokerage expenses. The Commonwealth Companies will pay all costs in connection with the termination of the Existing Fund. Notwithstanding the foregoing, expenses shall be paid by the Fund directly incurring them if and to the extent that the payment thereof by another person would result in that Fund’s disqualification as a RIC or would prevent the Reorganization from qualifying as a tax-free reorganization. The Old Trust must submit for reimbursement to the Commonwealth Companies, any invoices related to Reorganization Expenses within 90 days of the Closing.

7.        ENTIRE AGREEMENT; NO SURVIVAL

Neither Investment Company has made any representation, warranty, or covenant not set forth herein, and this Agreement constitutes the entire agreement between the Investment Companies. The representations, warranties, and covenants contained herein or in any document delivered pursuant hereto or in connection herewith shall not survive the Closing.

8.        TERMINATION

This Agreement may be terminated at any time at or before the Closing:

8.1.    By either Investment Company (a) in the event of the other Investment Company’s material breach of any representation, warranty, or covenant contained herein to be performed at or before the Closing, (b) if a condition to its obligations has not been met and it reasonably appears that that condition will not or cannot be met, (c) if a governmental body issues an order, decree, or ruling having the effect of permanently enjoining, restraining, or otherwise prohibiting consummation of the Reorganization, or (d) if the Closing has not occurred on or before October 25, 2015, or such other date as to which the Investment Companies agree; or

8.2.     By the Investment Companies’ mutual agreement.

In the event of termination under paragraphs 8.1(c) or (d) or 8.2, neither Investment Company (nor its trustees, officers, or shareholders) shall have any liability to the other Investment Company.

9.        AMENDMENTS

The Investment Companies may amend, modify, or supplement this Agreement at any time in any manner they mutually agree on in writing, notwithstanding the Existing Fund’s shareholders’ approval thereof; provided that, following that approval no such amendment, modification, or supplement shall have a material adverse effect on the Shareholders’ interests. No subsequent amendments, modifications, or supplements to this Agreement will alter the obligations of the parties with respect to paragraph 6 without their express agreement thereto.

10.        SEVERABILITY

Any term or provision hereof that is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of that invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions hereof or affecting the validity or enforceability of any of the terms and provisions hereof in any other jurisdiction.

11.        MISCELLANEOUS

11.1.    This Agreement shall be governed by and construed in accordance with the internal laws of Delaware, without giving effect to principles of conflicts of laws; provided that, in the case of any conflict between those laws and the federal securities laws, the latter shall govern.

11.2.    Nothing expressed or implied herein is intended or shall be construed to confer on or give any person, firm, trust, or corporation other than the New Trust, on the New Fund’s behalf, or the Old Trust, on the Existing Fund’s behalf, and their respective successors and assigns any rights or remedies under or by reason of this Agreement.

11.3.    Notice is hereby given that this instrument is executed and delivered on behalf of each Investment Company’s trustees solely in their capacities as trustees, and not individually, and that each Investment Company’s obligations under this instrument are not binding on or enforceable against any of its trustees, officers, shareholders, or series other than its Fund but are only binding on and enforceable against its property attributable to and held for the benefit of its Fund (“Fund’s Property”) and not its property attributable to and held for the benefit of any other series thereof. Each Investment Company, in asserting any rights or claims under this Agreement on its or its Fund’s behalf, shall look only to the other Fund’s Property in settlement of those rights or claims and not to the property of any other series of the other Investment Company or to those trustees, officers, or shareholders.

11.4.   This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been executed by the Investment Company and delivered to the other Investment Company. The headings contained herein are for reference purposes only and shall not affect in any way the meaning or interpretation hereof.

            IN WITNESS WHEREOF, each party has caused this Agreement to be executed and delivered by its duly authorized officer as of the day and year first written above.

WORLD FUNDS TRUST, on behalf of the New Fund listed on Schedule A

By: _________________________
John Pasco III
Chairman of the Board of Trustees

UNIFIED SERIES TRUST, on behalf of the Existing Fund listed on Schedule A

By:

John C. Swhear
President

Solely for purposes of paragraph 6, COMMONWEALTH COMPANIES

By: ___________________________
[NAME], [TITLE]

Solely for purposes of paragraph 6, TOREADOR RESEARCH & TRADING, LLC

By: ___________________________
[NAME], [TITLE]

SCHEDULE A

Existing Fund Unified Series Trust	To be Reorganized into	New Fund World Funds Trust

Toreador Core Fund	–– >	Toreador Core Fund

Appendix B

SHAREHOLDER INFORMATION FOR THE EXISTING FUND

Ownership of Securities of the Fund. As of the Record Date, the Existing Fund had the following number of shares issued and outstanding.

Series	Shares Issued & Outstanding as of March 31, 2015
Toreador Core Fund (Retail Class)	5,303,994.655
Toreador Core Fund (Institutional Class)	5,035,029.534

As of the same date, the following persons owned beneficially or of record more than 5% of the outstanding shares of the Retail Class and Institutional Class existing Toreador Core Fund:

	Shareholder and Address	Percentage of Fund Owned	Record or Beneficial Owner?

Toreador Core Fund (Retail Class)	Charles Schwab & Co., Inc. 101 Montgomery St. San Francisco, CA 94104	1,249,964.899 (23.54%)	Record

Toreador Core Fund (Institutional Class)	Ameritrade, Inc. Benefit of our Clients P.O. Box 2226 Omaha, NE 68103-2226 Charles Schwab & Co., Inc. 101 Montgomery St. San Francisco, CA 94104 TRICO Co. P.O. Box 631 Columbus, MS 39701-0631	582,318.699 (11.57%) 2,341,959.695 (46.54%) 728,489.712 (14.48%)	Record Record Beneficial

As of the Record Date no beneficial shareholder owned 25% or more of the outstanding shares of the Existing Fund or a class of the Existing Fund, and as such, no beneficial shareholder would be presumed to be in “control” (as that term is defined in the 1940 Act) of the Fund or that class. Beneficial shareholders with a controlling interest could affect the outcome of proxy voting or the direction of management of the Existing Fund.

As of the Record Date, the Officers and Trustees of the Unified Series Trust, did not own shares of the Existing Fund.

B-1

Appendix C

HOW TO BUY SHARES

You may purchase shares of the Fund directly from First Dominion Capital Corp. (the “Distributor”) or through brokers or dealers who are authorized by the Distributor to sell shares of the Fund. Shares of the Fund are also offered through financial supermarkets, advisers and consultants and other investment professionals. You may request a copy of this prospectus by calling (800) 673-0550. Investment professionals who offer shares of the Fund may require the payment of fees from their individual clients, which may be different from those described in this prospectus. For example, investment professionals may charge transaction fees or set different minimum investment amounts. They may also have policies and procedures that are different from those contained in this prospectus. Investors should consult their investment professional regarding its procedures for purchasing and selling shares of the Fund as the policies and procedures may be different.

Share Class Alternatives –

Retail Class. Retail Class shares require an initial minimum investment of $1,000 and minimum subsequent investments of $100. Retail Class shares charge a 0.25% Administrative Services fee, and are offered to individual investors through mutual fund supermarkets or other platforms offered by broker-dealers, 401(k) plans, banks, or trust companies that have entered into an agreement with the Fund’s Distributor.

Institutional Class. Institutional Class shares are subject to a higher minimum initial investment of $10,000, and minimum subsequent investments are $100. Institutional Class shares do not pay any administrative services fees. Institutional Class shares can be purchased directly through the Distributor or other financial institutions, which may charge transaction fees with respect to your purchase.

You may be eligible to purchase both classes of shares. If so, you should compare the fees and expenses applicable to each class and decide which is better for you. The Retail Class shares will have ongoing administrative services fees, whereas the Institutional Class shares do not, but may be subject to transaction fees payable to the financial institution you use to make your purchase. Depending on the length of time you intend to hold the shares, you may pay more with one class than you would with the other.

The Adviser may waive the minimums for either class of shares at its discretion, including for existing clients of the Adviser. The Fund may waive or lower investment minimums for investors who invest in the Fund through an asset-based fee program made available through a financial intermediary. If your investment is aggregated into an omnibus account established by an investment adviser, broker or other intermediary, the account minimums apply to the omnibus account, not to your individual investment, however, the financial intermediary may also impose minimum requirements that are different from those set forth in this prospectus. If you choose to purchase or redeem shares directly from the Fund, you will not incur charges on purchases and redemptions (other than for short-term redemptions). However, if you purchase or redeem shares through a broker-dealer or another intermediary, you may be charged a fee by that intermediary.

Customer Identification Program – Federal regulations require that the Trust obtain certain personal information about you when opening a new account. As a result, the Trust must obtain the following information for each person that opens a new account:

Name;
Date of birth (for individuals);
Residential or business street address (although post office boxes are still permitted for mailing); and
Social security number, taxpayer identification number, or other identifying number.

You may also be asked for a copy of your driver’s license, passport, or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities.

After an account is opened, the Trust may restrict your ability to purchase additional shares until your identity is verified. The Trust also may close your account or take other appropriate action if it is unable to verify your identity within a reasonable time.

If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

Purchases By Mail — For initial purchases, the account application, which accompanies this prospectus, should be completed, signed and mailed to the Transfer Agent at 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235, together with your check payable to the Fund. Please be sure to specify which class of shares in which you wish to invest. For subsequent purchases, include with your check the tear-off stub from a prior purchase confirmation, or otherwise identify the name(s) of the registered owner(s) and social security number(s).

Purchases by Wire – You may purchase shares by requesting your bank to transmit by wire directly to the Transfer Agent. To invest by wire, please call the Trust at (800) 673-0550 or the Transfer Agent at (800) 628-4077 to advise the Trust of your investment and to receive further instructions. Your bank may charge you a small fee for this service. Once you have arranged to purchase shares by wire, please complete and mail the account application promptly to the Transfer Agent. This account application is required to complete the Fund’s records. You will not have access to your shares until the Fund’s records are complete. Once your account is opened, you may make additional investments using the wire procedure described above. Be sure to include your name and account number in the wire instructions you provide your bank.

General — The Trust reserves the right, in its sole discretion, to withdraw all or any part of the offering of shares of the Fund when, in the judgment of the Fund’s management, such withdrawal is in the best interest of the Fund. An order to purchase Investor Shares is not binding on, and may be rejected by, the Fund until it has been confirmed in writing by the Fund and payment has been received.

Other Purchase Information – You may purchase and redeem Fund shares, or exchange shares of the Fund for those of another, by contacting any broker authorized by the Distributor to sell shares of the Fund, by contacting the Fund at (800) 673-0550 or by contacting the Transfer Agent at 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235 or by telephoning (800) 628-4077. Brokers may charge transaction fees for the purchase or sale of the Fund’s shares, depending on your arrangement with the broker.

HOW TO SELL SHARES

You may redeem your shares at any time and in any amount by mail or telephone. You may also redeem Fund shares through authorized broker-dealers. Brokers may charge transaction fees for the sale of Fund shares, depending on your arrangement with the broker.

For your protection, the Transfer Agent will not redeem your shares until it has received all information and documents necessary for your request to be considered in “proper order.” The Transfer Agent will promptly notify you if your redemption request is not in proper order. The Transfer Agent cannot accept redemption requests which specify a particular date for redemption or which specify any special conditions.

Your shares will be redeemed at the net asset value per share next determined after receipt of a redemption request in good order, less any deferred sales charge as applicable. Payment of redemption proceeds will be made promptly, but no later than the seventh day following the receipt of the request in proper order. The Trust may suspend the right to redeem shares for any period during which the NYSE is closed or the SEC determines that there is an emergency. In such circumstances you may withdraw your redemption request or permit your request to be held for processing after the suspension is terminated.

Delivery of the proceeds of a redemption of shares purchased and paid for by check shortly before the receipt of the redemption request may be delayed until the Transfer Agent has completed collection of the purchase check, which may take up to 15 days. Also, payment of the proceeds of a redemption request for an account for which purchases were made by wire may be delayed until a completed account application for the account is received to verify the identity of the person redeeming the shares and to eliminate the need for backup withholding.

Redemption By Mail — To redeem shares by mail, send a written request for redemption, signed by the registered owner(s) exactly as the account is registered, to: Toreador International Fund, Attn: Redemptions, 8730 Stony Point Parkway, Suite 205, Richmond, VA 23235. Certain written requests to redeem shares may require signature guarantees. For example, signature guarantees may be required if you sell a large number of shares, if your address of record on the account application has been changed within the last 30 days, or if you ask that the proceeds be sent to a different person or address. Signature guarantees are used to help protect you and the Fund. You can obtain a signature guarantee from most banks or securities dealers, but not from a Notary Public. Please call the Transfer Agent at (800) 628-4077 to learn if a signature guarantee is needed or to make sure that it is completed appropriately in order to avoid any processing delays. There is no charge to shareholders for redemptions by mail.

Redemption By Telephone — You may redeem your shares by telephone if you requested this service on your initial account application. If you request this service at a later date, you must send a written request along with a signature guarantee to the Transfer Agent. Once your telephone authorization is in effect, you may redeem shares by calling the Transfer Agent at (800) 628-4077. There is no charge for establishing this service, but the Transfer Agent may charge your account a $10 service fee for each telephone redemption. The Transfer Agent may change the charge for this service at any time without prior notice. If it should become difficult to reach the Transfer Agent by telephone during periods when market or economic conditions lead to an unusually large volume of telephone requests, a shareholder may send a redemption request by overnight mail to the Transfer Agent at 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235.

Redemption By Wire — If you request that your redemption proceeds be wired to you, please call your bank for instructions prior to writing or calling the Transfer Agent. Be sure to include your name, Fund name, Fund account number, your account number at your bank and wire information from your bank in your request to redeem by wire.

The Fund will not be responsible for any losses resulting from unauthorized transactions (such as purchases, sales or exchanges) if it follows reasonable security procedures designed to verify the identity of the investor. You should verify the accuracy of your confirmation statements immediately after you receive them.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Capital Gain Distributions — Dividends from net investment income, if any, are declared and paid annually for the Fund. The Fund intends to distribute annually any net capital gains.

Dividends and distributions will automatically be reinvested in additional shares of the Fund, unless you elect to have the distributions paid to you in cash. There are no sales charges or transaction fees for reinvested dividends and all shares will be purchased at NAV. Shareholders will be subject to tax on all dividends and distributions whether paid to them in cash or reinvested in shares. If the investment in shares is made within an IRA, all dividends and capital gain distributions must be reinvested.

Unless you are investing through a tax deferred retirement account, such as an IRA, it is not to your advantage to buy shares of the Fund shortly before the next distribution, because doing so can cost you money in taxes. This is known as “buying a dividend”. To avoid buying a dividend, check the Fund’s distribution schedule before you invest.

Taxes — In general, Fund distributions are taxable to you as either ordinary income or capital gains. This is true whether you reinvest your distributions in additional shares of the Fund or receive them in cash. Any long-term capital gains the Fund distributes are taxable to you as long-term capital gains no matter how long you have owned your shares. Other distributions (including distributions attributable to short-term capital gains of the Fund) will generally be taxable to you as ordinary income. Every January, you will receive a statement that shows the tax status of distributions you received for the previous year. Distributions declared in December but paid in January are taxable as if they were paid in December.

When you sell shares of the Fund, you may have a capital gain or loss. For tax purposes, an exchange of your shares of the Fund for shares of a different fund of the Trust is the same as a sale. The individual tax rate on any gain from the sale or exchange of your shares depends on how long you have held your shares.

Fund distributions and gains from the sale or exchange of your shares will generally be subject to state and local income tax. The one major exception to these tax principles is that distributions on, and sales exchanges and redemptions of, shares held in an IRA (or other tax-deferred retirement account) will not be currently taxable. Non-

U.S. investors may be subject to U.S. withholding and estate tax. You should consult with your tax adviser about the federal, state, local or foreign tax consequences of your investment in the Fund. By law, the Fund must withhold 28% of your taxable distributions and proceeds if you: (1) have failed to provide a correct taxpayer identification number (TIN); (2) are subject to backup withholding by the Internal Revenue Service (IRS); (3) have failed to provide the Fund with the certifications required by the IRS to document that you are not subject to backup withholding; or (4) have failed to certify that you are a U.S. person (including a U.S. resident alien).

Cost Basis Reporting — Federal law requires that mutual fund companies report their shareholders’ cost basis, gain/loss, and holding period to the IRS on the Fund’s shareholders’ Consolidated Form 1099s when “covered” securities are sold. Covered securities are any regulated investment company and/or dividend reinvestment plan shares acquired on or after January 1, 2012. The Fund has chosen average cost as its standing (default) tax lot identification method for all shareholders. A tax lot identification method is the way the Fund will determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing net asset values, and the entire position is not sold at one time. The Fund’s standing tax lot identification method is the method covered shares will be reported on your Consolidated Form 1099 if you do not select a specific tax lot identification method. You may choose a method different than the Fund’s standing method and will be able to do so at the time of your purchase or upon the sale of covered shares. Please refer to the appropriate Internal Revenue Service regulations or consult your tax advisor with regard to your personal circumstances.

For those securities defined as “covered” under current IRS cost basis tax reporting regulations, the Fund is responsible for maintaining accurate cost basis and tax lot information for tax reporting purposes. The Fund is not responsible for the reliability or accuracy of the information for those securities that are not “covered.” The Fund and its service providers do not provide tax advice. You should consult independent sources, which may include a tax professional, with respect to any decisions you may make with respect to choosing a tax lot identification method.

NET ASSET VALUE

The Fund’s share price, called the NAV per share, is determined as of the close of trading on the New York Stock Exchange (“NYSE”) (generally, 4:00 p.m. Eastern time) on each business day that the NYSE is open (the “Valuation Time“). As of the date of this prospectus, the Fund has been informed that the NYSE observes the following holidays: New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. NAV per share is computed by adding the total value of the Fund’s investments and other assets attributable to the Fund’s Investor or Institutional shares, subtracting any liabilities attributable to the applicable class and then dividing by the total number of the applicable classes’ shares outstanding. Due to the fact that different expenses may be charged against shares of different classes of the Fund, the NAV of the different classes may vary.

FAIR VALUE PRICING

The Fund’s securities are valued at current market prices. Investments in securities traded on a principal exchange (U.S. or foreign) and on the NASDAQ National Market System are valued at the last reported sales price on the exchange on which the securities are traded as of the close of business on the last day of the period or, lacking any sales, at the average of the bid and ask price on the valuation date. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Fund’s Board of Trustees. Short-term debt securities (less than 60 days to maturity) are valued at their fair market value using amortized cost. Securities traded in the over-the-counter market are valued at the last available sale price in the over-the-counter market prior to time of valuation. Securities for which market quotations are not readily available are valued on a consistent basis at fair value as determined in good faith by or under the direction of the Fund’s officers in a manner specifically authorized by the Board of Trustees of the Fund. Depositary Receipts will be valued at the closing price of the instrument last determined prior to time of valuation unless the Fund is aware of a material change in value. Securities for which such a value cannot be readily determined will be valued at the closing price of the underlying security adjusted for the exchange rate. Temporary investments in U.S. dollar denominated short-term investments are valued at amortized cost, which approximates market value. Portfolio securities which are primarily traded on foreign exchanges are generally valued at the closing price on the exchange on which they are traded, and those values are then translated into U.S. dollars at the current exchange rate. Generally, trading in corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times before the scheduled close of the NYSE. The value of these securities used in computing the NAV is determined as of such times.

The Trust has a policy that contemplates the use of fair value pricing to determine the NAV per share of the Fund when market prices are unavailable as well as under special circumstances, such as: (i) if the primary market for a portfolio security suspends or limits trading or price movements of the security; and (ii) when an event occurs after the close of the exchange on which a portfolio security is principally traded that is likely to have changed the value of the security.

When the Trust uses fair value pricing to determine the NAV per share of the Fund, securities will not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board believes accurately reflects fair value. Any method used will be approved by the Board and results will be monitored to evaluate accuracy. The Trust’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing. However, fair values determined pursuant to the Trust’s procedures may not accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing.

FREQUENT TRADING

Frequent purchases and redemptions of mutual fund shares may interfere with the efficient management of the Fund’s portfolio by its Adviser, increase portfolio transaction costs, and have a negative effect on the Fund’s long term shareholders. For example, in order to handle large flows of cash into and out of the Fund, the Adviser may need to allocate more assets to cash or other short-term investments or sell securities, rather than maintaining full investment in securities selected to achieve the Fund’s investment objective. Frequent trading may cause the Fund to sell securities at less favorable prices. Transaction costs, such as brokerage commissions and market spreads, can detract from the Fund’s performance.

Because of the potential harm to the Fund and its long-term shareholders, the Board has approved policies and procedures that are intended to discourage and prevent excessive trading and market timing abuses through the use of various surveillance techniques. Under these policies and procedures, shareholders may not engage in more than four “round-trips” (a purchase and a redemption) within a rolling twelve month period. Shareholders exceeding four round-trips will be investigated by the Fund and restricted possibly from making additional investments in the Fund. The intent of the policies and procedures is not to inhibit legitimate strategies, such as asset allocation, dollar cost averaging, or similar activities that may nonetheless result in frequent trading of Fund shares. For this reason, the Fund reserves the right to reject any exchange or purchase of Fund shares with or without prior notice to the account holder. In cases where surveillance of a particular account establishes what the Fund identifies as market timing, the Fund will seek to block future purchases and exchanges of Fund shares by that account. Where surveillance of a particular account indicates activity that the Fund believes could be either abusive or for legitimate purposes, the Fund may permit the account holder to justify the activity. The policies and procedures will be applied uniformly to all shareholders and the Fund will not accommodate market timers.

The policies apply to any account, whether an individual account or accounts with financial intermediaries such as investment advisers, broker dealers or retirement plan administrators, commonly called omnibus accounts, where the intermediary holds Fund shares for a number of its customers in one account. Omnibus account arrangements permit multiple investors to aggregate their respective share ownership positions and purchase, redeem and exchange Fund shares without the identity of the particular shareholder(s) being known to the Fund. Accordingly, the ability of the Fund to monitor and detect frequent share trading activity through omnibus accounts is very limited and there is no guarantee that the Fund will be able to identify shareholders who may be engaging in frequent trading activity through omnibus accounts or to curtail such trading.

The Fund’s policies provide for ongoing assessment of the effectiveness of current policies and surveillance tools, and the Fund’s Board reserves the right to modify these or adopt additional policies and restrictions in the future. Shareholders should be aware, however, that any surveillance techniques currently employed by the Fund or other techniques that may be adopted in the future, may not be effective, particularly where the trading takes place through certain types of omnibus accounts. As noted above, if the Fund is unable to detect and deter trading abuses, the Fund’s performance, and its long term shareholders, may be harmed. In addition, shareholders may be harmed by the extra costs and portfolio management inefficiencies that result from frequent trading of Fund shares, even when the trading is not for abusive purposes.

GENERAL INFORMATION

Signature Guarantees — To help protect you and the Fund from fraud, signature guarantees are required for: (1) all redemptions ordered by mail if you require that the check be made payable to another person or that the check be mailed to an address other than the one indicated on the account registration; (2) all requests to transfer the registration of shares to another owner; and (3) all authorizations to establish or change telephone redemption service, other than through your initial account application. Signature guarantees may be required for certain other reasons. For example, a signature guarantee may be required if you sell a large number of shares or if your address of record on the account has been changed within the last thirty (30) days.

In the case of redemption by mail, signature guarantees must appear on either: (1) the written request for redemption; or (2) a separate instrument of assignment (usually referred to as a “stock power”) specifying the total number of shares being redeemed. The Trust may waive these requirements in certain instances.

An original signature guarantee assures that a signature is genuine so that you are protected from unauthorized account transactions. Notarization is not an acceptable substitute. Acceptable guarantors only include participants in the Securities Transfer Agents Medallion Program (STAMP2000). Participants in STAMP2000 may include financial institutions such as banks, savings and loan associations, trust companies, credit unions, broker-dealers and member firms of a national securities exchange.

Proper Form — Your order to buy shares is in proper form when your completed and signed account application and check or wire payment is received. Your written request to sell or exchange shares is in proper form when written instructions signed by all registered owners, with a signature guarantee if necessary, is received.

Small Accounts — Due to the relatively higher cost of maintaining small accounts, the Fund may deduct $50 per year (billed quarterly) from your account or may redeem the shares in your account, if it has a value of less than the required minimum investment at year end. If you bring your account balance up to the required minimum, no account fee or involuntary redemption will occur. The Trust will not close your account if it falls below the required minimum solely because of a market decline. The Trust reserves the right to waive this fee.

Automatic Investment Plan — Existing shareholders, who wish to make regular monthly investments in amounts of $100 or more, may do so through the Automatic Investment Plan. Under the Automatic Investment Plan, your designated bank or other financial institution debits a pre-authorized amount from your account on or about the 15th day of each month and applies the amount to the purchase of Fund shares. To use this service, you must authorize the transfer of funds by completing the Automatic Investment Plan section of the account application and sending a blank voided check.

Exchange Privilege — You may exchange all or a portion of your shares in the Fund for shares of the same class of certain other funds of the Trust managed by the Adviser having different investment objectives, provided that the shares of the fund you are exchanging into are registered for sale in your state of residence. Your account may be charged $10 for a telephone exchange. An exchange is treated as a redemption and purchase and may result in realization of a gain or loss on the transaction. You won’t pay a deferred sales charge on an exchange; however, when you sell the shares you acquire in an exchange, you will pay a deferred sales charge based on the date you bought the original shares you exchanged.

Excessive trading can adversely impact Fund performance and shareholders. Therefore, the Trust reserves the right to temporarily or permanently modify or terminate the Exchange Privilege. The Trust also reserves the right to refuse exchange requests by any person or group if, in the Trust’s judgment, the Fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. The Trust further reserves the right to restrict or refuse an exchange request if the Trust has received or anticipates simultaneous orders affecting significant portions of the Fund’s assets or detects a pattern of exchange requests that coincides with a “market timing” strategy. Although the Trust will attempt to give you prior notice when reasonable to do so, the Trust may modify or terminate the Exchange Privilege at any time.

Administrative Services Plan – The Fund has adopted an Administrative Services Plan with respect to Retail Class shares, pursuant to which the Fund pays an annual fee of 0.25% of the average daily net assets of the Fund’s Retail Class shares to the Adviser to compensate financial intermediaries that provide administrative services to the Retail Class shareholders pursuant to a written agreement with the Fund or the Fund’s distributor. Financial intermediaries eligible to receive payments under the Administrative Services Plan include mutual fund supermarkets and other platforms sponsored by any 401(k) plan, bank, trust company or broker-dealer that has entered into an agreement with the Fund, its distributor and/or the Adviser to provide ongoing administrative and shareholder account services to their customers who hold the Fund’s Retail Class shares.

For purposes of the Administrative Services Plan, administrative services include, but are not limited to (i) acting as record holder and nominee of Retail Class shares beneficially owned by the financial intermediary’s customers; (ii) providing sub-accounting services to such customers; (iii) processing and issuing confirmations with respect to orders to purchase, redeem or exchange Retail Class shares; (iv) processing dividend payments; and (v) providing periodic account statements. Over time, administrative services fees increase the cost of your investment in the Fund’s Retail Class shares because these fees are paid out of the assets of the Retail Class on an on-going basis.

How to Transfer Shares — If you wish to transfer shares to another owner, send a written request to the Transfer Agent at 8730 Stony Point Parkway, Suite 205, Richmond, VA 23235. Your request should include: (i) the name of the Fund and existing account registration; (ii) signature(s) of the registered owner(s); (iii) the new account registration, address, taxpayer identification number and how dividends and capital gains are to be distributed; (iv) any stock certificates which have been issued for the shares being transferred; (v) signature guarantees (See “Signature Guarantees”); and (vi) any additional documents which are required for transfer by corporations, administrators, executors, trustees, guardians, etc. If you have any questions about transferring shares, call the Transfer Agent at (800) 628-4077.

Account Statements and Shareholder Reports — Each time you purchase, redeem or transfer shares of the Fund, you will receive a written confirmation. You will also receive a year-end statement of your account if any dividends or capital gains have been distributed, and an annual and a semi-annual report.

Shareholder Communications — The Fund may eliminate duplicate mailings of portfolio materials to shareholders who reside at the same address, unless instructed to the contrary. Investors may request that the Fund send these documents to each shareholder individually by calling the Fund at (800) 673-0550.

General — The Fund will not be responsible for any losses from unauthorized transactions (such as purchases, sales or exchanges) if it follows reasonable security procedures designed to verify the identity of the investor. You should verify the accuracy of your confirmation statements immediately after you receive them.

DISTRIBUTION ARRANGEMENTS

The Fund is offered through financial supermarkets, advisers and consultants, financial planners, brokers, dealers and other investment professionals, and directly through the Fund’s distributor. Investment professionals who offer shares may request fees from their individual clients. If you invest through a third party, the policies and fees may be different than those described in this prospectus. For example, third parties may charge transaction fees or set different minimum investment amounts.

The Fund’s Board has approved this waiver and the imposition of a 2.00% redemption fee to discourage market timing. If you are in a category of investors who purchase Investor Shares through such programs, you will be subject to a 2.00% redemption fee if you redeem your shares less than 60 calendar days after you purchase them. If this fee is imposed it would raise the expenses of your shares. Such fees, when imposed, are credited directly to the assets of the Fund to help defray the expenses to the Fund of short-term trading activities. These fees are never used to pay distribution or sales fees or expenses. The redemption fee will not be assessed on certain types of accounts or under certain conditions.

Shares acquired through reinvestment of dividends or capital gain distributions are not subject to a front-end or redemption fee. In addition, the redemption fee on shares purchased without the payment of a front-end sales charge and redeemed within 360 days of purchase may be waived in certain circumstances. The redemption fee is computed based on a percentage of the NAV at the time the shares were purchased, net of reinvested dividends and capital gains distributions. The redemption fee would equal 2.00% of the offering price and of the net amount invested.

The Fund will use the first-in, first-out (“FIFO”) method to determine the 360 day holding period. Under this method, the date of the redemption will be compared to the earliest purchase date of shares held in the account. If this holding period is less than 360 days, the redemption fee will be assessed. The redemption fee will be applied on redemptions of each investment made by a shareholder that does not remain in the Fund for a 360 day period from the date of purchase.

While the Fund makes every effort to collect redemption fees, the Fund may not always be able to track short term trading effected through accounts with financial intermediaries.

Appendix D

FINANCIAL HIGHLIGHTS

It is anticipated that following the Reorganization, the Existing Fund will be the accounting survivor. The following financial highlights tables are intended to help you understand the Existing Fund’s financial performance for the periods shown below. The total returns presented in the tables represent the rate that an investor would have earned on an investment in an Existing Fund for the stated period (assuming reinvestment of all Existing Fund distributions). The information presented in the tables below for the years ended April 30 has been audited by Cohen Fund Audit Services, Ltd. (“Cohen”), an independent registered public accounting firm, whose report, along with the Fund’s financial statements, are included in the annual report, which is available upon request. The information presented in the tables below for the semi-annual period ended October 31, 2014 has not been audited by Cohen. The financial highlights tables on the following pages reflect selected per share data and ratios for a share outstanding of the Fund throughout each period.

TOREADOR CORE FUND – RETAIL CLASS
Financial Highlights

	Six months ended
	October 31, 2014
	(Unaudited)

Selected Per Share Data:
Net asset value, beginning of period	$13.87

Income from investment operations:
Net investment income (loss)	-	(a)
Net realized and unrealized gain (loss) on investments
and option contracts	1.19

Total from investment operations	1.19

Less distributions to shareholders:
From net investment income	-
From net realized gains	-

Total distributions	-

Paid in capital from redemption fees (b)	-

Payment by affiliate for investment violation and trading error	-

Net asset value, end of period	$15.06

Total Return (d)	8.58%	(e)

Ratios and Supplemental Data:
Net assets, end of period (000)	$68,426
Ratio of expenses to average net assets	1.20%	(i)
Ratio of expenses to average net assets
before waiver and reimbursement	1.49%	(i)
Ratio of net investment income (loss) to
average net assets	0.01%	(i)
Ratio of net investment income (loss) to
average net assets before waiver and reimbursement	(0.28)%	(i)
Portfolio turnover rate	50%	(e)

(a) Amounts to less than $0.005 per share.
(b) Redemption fees resulted in less than $0.005 per share.
(c) See Note 6 in the Notes to the Financial Statements.
(d) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(e) Not annualized.
(f) Before the reimbursement from Adviser for the loss on trading error, the total return for the year would have been -1.76%.
(g) Before the reimbursement from Adviser for the loss on investment violation, the total return for the year would have remained 18.08%.
(h) Before the reimbursement from Adviser for the loss on investment violation, the total return for the year would have been 35.11%.
(i) Annualized.
(j) Effective September 1, 2009, the Adviser agreed to waive fees to maintain Fund expenses at 0.95% (excluding Service fees). Prior to that date, the expense cap was 1.50%.

Year ended	Year ended	Year ended		Year ended		Year ended
	April 30,	April 30,		April 30,		April 30,
April 30, 2014	2013	2012		2011		2010

$12.20	$10.82	$11.03		$9.36		$6.93

0.01	0.06	0.03		0.03		0.01
2.85	1.76	(0.23)		1.66		2.42

2.86	1.82	(0.20)		1.69		2.43

(0.01)	(0.06)	(0.02)		(0.02)		(0.02)
(1.18)	(0.38)	-		-		-

(1.19)	(0.44)	(0.02)		(0.02)		(0.02)

-	-	-		-		-

-	-	0.01	(c)	-	(a) (c)	0.02	(c)

$13.87	$12.20	$10.82		$11.03		$9.36

23.72%	17.37%	(1.67)%	(f)	18.08%	(g)	35.40%	(h)
$51,700	$29,109	$31,207		$35,866		$31,888
1.20%	1.20%	1.20%		1.20%		1.29%	(j)
1.58%	1.73%	1.65%		1.86%		1.86%
0.15%	0.44%	0.27%		0.29%		0.10%

(0.23)%	(0.09)%	(0.18)%		(0.37)%		(0.47)%
95%	77%	105%		86%		60%

TOREADOR CORE FUND - INSTITUTIONAL CLASS
Financial Highlights

	Six months ended
	October 31, 2014
	(Unaudited)

Selected Per Share Data
Net asset value, beginning of period	$13.88

Income from investment operations:
Net investment income	0.01
Net realized and unrealized gain (loss) on investments
and option contracts	1.20

Total from investment operations	1.21

Less distributions to shareholders:
From net investment income	-
From net realized gains	-

Total distributions	-

Paid in capital from redemption fees	-	(b)

Payment by affiliate for investment violation and trading error	-

Net asset value, end of period	$15.09

Total Return (d)	8.72%
		(e)
Ratios and Supplemental Data
Net assets, end of period (000)	$65,521
Ratio of expenses to average net assets	0.95%	(h)
Ratio of expenses to average net assets
before waiver and reimbursement	1.24%	(h)
Ratio of net investment income (loss) to
average net assets	0.25%	(h)
Ratio of net investment income (loss) to
average net assets before waiver and reimbursement	(0.04)%	(h)
Portfolio turnover rate	50%	(e)

(a) For the period September 1, 2009 (commencement of operations) to April 30, 2010.
(b) Amounts to less than $0.005 per share.
(c) See Note 6 in the Notes to the Financial Statements.
(d) Total return in the above table represents the rate that the investor would have earned on an investment in the Fund, assuming reinvestment of dividends.
(e) Not annualized.
(f) Before the reimbursement from Adviser for the loss on trading error, the total return for the year would have been -1.51%.
(g) Before the reimbursement from Adviser for the loss on investment violation, the total return for the year would have remained 18.26%.
(h) Annualized.

								For the
Year Ended		Year Ended		Year Ended		Year Ended		Period Ended
April 30, 2014		April 30, 2013		April 30, 2012		April 30, 2011		April 30, 2010	(a)

$12.21		$10.83		$11.04		$9.37		$8.18

0.05		0.08		0.04		0.04		0.03
2.84		1.77		(0.21)		1.67		1.19

2.89		1.85		(0.17)		1.71		1.22

(0.04)		(0.09)		(0.05)		(0.04)		(0.03)
(1.18)		(0.38)		-		-		-

(1.22)		(0.47)		(0.05)		(0.04)		(0.03)

-	(b)	-	(b)	-	(b)	-	(b)	-

-		-		0.01	(c)	-	(b) (c)	-

$13.88		$12.21		$10.83		$11.04		$9.37

23.97%		17.69%		(1.42)%	(f)	18.26%	(g)	14.92%	(e)

$48,047		$24,901		$19,673		$10,334		$837
0.95%		0.95%		0.95%		0.95%		0.95%	(h)
1.33%		1.49%		1.43%		1.57%		1.68%	(h)
0.39%		0.70%		0.47%		0.40%		0.49%	(h)

0.02%		0.16%		(0.01)%		(0.22)%		(0.24)%	(h)
95%		77%		105%		86%		60%	(e)

STATEMENT OF ADDITIONAL INFORMATION
April 6, 2015

THE REORGANIZATION OF

Toreador Core Fund
(a series of Unified Series Trust)

INTO

Toreador Core Fund
(a series of World Funds Trust)

This Statement of Additional Information is not a prospectus but should be read in conjunction with the Proxy Statement/Prospectus dated, April 6, 2015, for the Special Meeting of Shareholders of the Unified Series Trust (“UST”) with respect to the Toreador Core Fund (the “Fund”) to be held on May 6, 2015. At the Special Meeting, shareholders of the Fund will be asked to consider and approve a proposed Agreement and Plan of Reorganization (the “Reorganization Agreement”), among UST, World Funds Trust and Toreador Research & Trading, LLC. Copies of the Proxy Statement/Prospectus may be obtained at no charge by calling 1-800-673-0550. Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Proxy Statement/Prospectus.

Further information about the Existing Fund is contained in and incorporated by reference to the Statement of Additional Information for UST dated August 28, 2014. The audited financial statements and related independent registered public accountants’ report for UST contained in the Annual Report to Shareholders for the fiscal year ending April 30, 2014, and the Semi-Annual Report to Shareholders for the period ended October 31, 2014 (unaudited) are incorporated herein by reference. Copies are available upon request and without charge by calling 1-800-343-5902.

The Statement of Additional Information for the New Fund is not yet effective and is subject to completion. The New Fund has not yet commenced operations and, therefore, has not produced shareholder reports.

INTRODUCTION

The proposed transaction, if approved by shareholders, will result in: (i) the transfer of all of the assets and liabilities of the Existing Fund in exchange for shares of the New Fund, a series of World Funds Trust; and (ii) the distribution of shares of the New Fund so received to shareholders of the Existing Fund.

PRO FORMA FINANCIAL STATEMENTS

No pro forma financial statements have been prepared and included relating to the proposed reorganization of the Existing Fund into the New Fund because the New Fund is a newly-organized fund and does not have any assets or liabilities as of the date hereof.

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY! <Shareholder Registration>

Toreador Core Fund

A SERIES OF UNIFIED SERIES TRUST

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON May 6, 2015

The undersigned, revoking prior proxies, hereby appoints John C. Swhear and Stacey A. Havens, and each of them, as attorneys-in-fact and proxies of the undersigned, granted in connection with the voting of the shares subject hereto with full power of substitution, to vote shares held in the name of the undersigned on the record date at the Special Meeting of Shareholders of the Toreador Core Fund (the “Fund”) to be held at the offices of Huntington Asset Services, Inc., 2960 N. Meridian Street, Suite 300, Indianapolis, Indiana 46208 on Wednesday, May 6, 2015, at 10:00 a.m. Eastern Time, or at any adjournment thereof, upon the proposal described in the Notice of Meeting and accompanying Proxy Statement, which have been received by the undersigned.

Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free 1-866-521-4424. Representatives are available to assist you Monday through Friday, 9 a.m. to 10 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on May 6, 2015. The proxy statement for this meeting is available at:

http://www.proxyonline.com/docs/toreador2015.pdf

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

Toreador Core Fund	PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledge(s) receipt of the Proxy Statement. Your signature(s) on this should be exactly as your name(s) appear on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

SIGNATURE (AND TITLE IF APPLICABLE)	DATE

SIGNATURE (IF HELD JOINTLY)	DATE

This proxy is solicited on behalf of the Fund’s Board of Trustees, and the proposal has been unanimously approved by the Board of Trustees and recommended for approval by shareholders. When properly executed, this proxy will be voted as indicated or “FOR” the proposal if no choice is indicated. The proxy will be voted in accordance with the proxy holders’ best judgment as to any other matters that may arise at the Special Meeting.

THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: •

	FOR	AGAINST	ABSTAIN
1.
To approve the Agreement and Plan of Reorganization (a “Reorganization Agreement”) by and among Unified Series Trust (“UST”), on behalf of its series Toreador Core Fund (the “Existing Fund”), World Funds Trust, on behalf of its series Toreador Core Fund (the “New Fund”), and Toreador Research & Trading, LLC (“Toreador”).

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]